                                                                   EXHIBIT 4(c)


================================================================================

                             CITIGROUP FUNDING INC.

                                     Issuer

                                 CITIGROUP INC.

                                    Guarantor

                                 ---------------

                                    INDENTURE

                            Dated as of May [ ], 2005

                             Subordinated Securities

                                 ---------------

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                                     Trustee

================================================================================

                               TABLE OF CONTENTS*

                                   ARTICLE ONE
                                   DEFINITIONS

                                                                                                 PAGE
Section 101.  Definitions......................................................................    2

                                             ARTICLE TWO
                                         FORMS OF SECURITIES

Section 201.  Terms of the Securities..........................................................   13

Section 202.  Form of Bearer Security..........................................................   14

Section 203.  Form of Trustee's Certificate of Authentication..................................   14

Section 204.  Form of Trustee's Certificate of Authentication by an Authenticating Agent.......   15

                                           ARTICLE THREE
                                        THE DEBT SECURITIES

Section 301.  Amount Unlimited; Issuable in Series.............................................   15

Section 302.  Denominations....................................................................   18

Section 303.  Execution, Authentication, Delivery and Dating...................................   18

Section 304.  Temporary Securities.............................................................   21

Section 305.  Registrar and Paying Agent.......................................................   22

Section 306.  Transfer and Exchange............................................................   23

Section 307.  Mutilated, Destroyed, Lost and Stolen Securities.................................   28

Section 308.  Payment of Interest; Interest Rights Preserved...................................   28

Section 309.  Cancellation.....................................................................   31

Section 310.  Computation of Interest..........................................................   31

Section 311.  Currency of Payments in Respect of Securities....................................   31

Section 312.  Judgments........................................................................   33

Section 313.  CUSIP Numbers....................................................................   33

                                            ARTICLE FOUR
                                      REDEMPTION OF SECURITIES

Section 401.  Applicability of Right of Redemption.............................................   33

Section 402.  Tax Redemption; Special Tax Redemption...........................................   33

Section 403.  Selection of Securities to be Redeemed...........................................   35

Section 404.  Notice of Redemption.............................................................   36

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      * The Table of Contents is not a part of the Indenture.

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
Section 405.  Deposit of Redemption Price......................................................   37

Section 406.  Securities Payable on Redemption Date............................................   37

Section 407.  Securities Redeemed in Part......................................................   38

                                            ARTICLE FIVE
                                           SINKING FUNDS

Section 501.  Applicability of Sinking Fund....................................................   38

Section 502.  Mandatory Sinking Fund Obligation................................................   40

Section 503.  Optional Redemption at Sinking Fund Redemption Price.............................   40

Section 504.  Application of Sinking Fund Payment..............................................   40

                                            ARTICLE SIX
                                PARTICULAR COVENANTS OF THE COMPANY

Section 601.  Payments of Securities...........................................................   42

Section 602.  Payment of Additional Interest...................................................   42

Section 603.  Paying Agent.....................................................................   44

Section 604.  To Hold Payment in Trust.........................................................   44

Section 605.  Merger, Consolidation and Sale of Assets.........................................   46

Section 606.  Compliance Certificate...........................................................   46

Section 607.  Conditional Waiver by Holders of Securities......................................   46

Section 608.  Statement by Officers as to Default..............................................   47

Section 609.  Issuances of Securities under this Indenture.....................................   47

                                           ARTICLE SEVEN
                              REMEDIES OF TRUSTEE AND SECURITYHOLDERS

Section 701. Events of Default.................................................................   47

Section 702.  Acceleration; Recission and Annulment............................................   48

Section 703.  Other Remedies...................................................................   50

Section 704.  Trustee as Attorney-in-Fact......................................................   51

Section 705.  Priorities.......................................................................   51

Section 706.  Waiver of Past Defaults..........................................................   52

Section 707.  Control by Holders...............................................................   52

Section 708.  Legal Fees.......................................................................   53

Section 709.  Remedies Cumulative..............................................................   53

                                           ARTICLE EIGHT
                                   CONCERNING THE SECURITYHOLDERS

Section 801.  Evidence of Action of Securityholders............................................   54

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
Section 802.  Proof of Execution or Holding of Securities......................................   54

Section 803.  Persons Deemed Owners............................................................   55

Section 804.  Revocation of Consents...........................................................   55

                                            ARTICLE NINE
                                     SECURITYHOLDERS' MEETINGS

Section 901.  Purposes of Meetings.............................................................   56

Section 902.  Call of Meetings by Trustee......................................................   56

Section 903.  Call of Meetings by Company or Securityholders...................................   56

Section 904.  Qualifications for Voting........................................................   57

Section 905.  Regulation of Meetings...........................................................   57

Section 906.  Voting...........................................................................   57

Section 907.  No Relay of Rights by Meeting....................................................   58

                                            ARTICLE TEN
                     REPORTS BY THE COMPANY, THE GUARANTOR AND THE TRUSTEE AND
                                       SECURITYHOLDERS' LISTS

Section 1001. Reports by Trustee...............................................................   58

Section 1002. Reports by the Company and the Guarantor.........................................   59

Section 1003. Securityholders' Lists...........................................................   59

                                           ARTICLE ELEVEN
                                       CONCERNING THE TRUSTEE

Section 1101. Rights of Trustees; Compensation and Indemnity...................................   60

Section 1102. Duties of Trustee................................................................   62

Section 1103. Notice of Defaults...............................................................   63

Section 1104. Eligibility; Disqualification....................................................   64

Section 1105. Registration and Notice; Removal.................................................   64

Section 1106. Successor Trustee by Appointment.................................................   65

Section 1107. Successor Trustee by Merger......................................................   66

Section 1108. Right to Rely on Officer's Certificate...........................................   67

Section 1109. Appointment of Authenticating Agent..............................................   67

Section 1110. Communications by Holders with Other Holders.....................................   67

                                           ARTICLE TWELVE
                               SATISFACTION AND DISCHARGE; DEFEASANCE

Section 1201. Applicability of Article.........................................................   67

Section 1202. Satisfaction and Discharge of Indenture..........................................   67

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
Section 1203. Defeasance upon Deposit of Moneys or U.S Government Obligations..................   69

Section 1204. Repayment to Company.............................................................   70

Section 1205. Indemnity for U.S. Government Obligations........................................   70

Section 1206. Deposits to Be Held in Escrow....................................................   70

Section 1207. Application of Trust Money.......................................................   71

Section 1208. Deposits of Non-U.S. Currencies..................................................   72

Section 1209. Subordination Provisions Inapplicable............................................   72

                                          ARTICLE THIRTEEN
                                    IMMUNITY OF CERTAIN PERSONS

Section 1301. No Personal Liability............................................................   72

                                          ARTICLE FOURTEEN
                                      SUPPLEMENTAL INDENTURES

Section 1401. Without Consent of Holders.......................................................   72

Section 1402. With Consent of Holders; Limitations.............................................   74

Section 1403. Trustee Protected................................................................   76

Section 1404. Effect of Execution of Supplemental Indenture....................................   77

Section 1405. Notation on or Exchange of Securities............................................   77

Section 1406. Conformity with TIA..............................................................   77

Section 1407. Subordination Unimpaired.........................................................   77

                                          ARTICLE FIFTEEN
                                             GUARANTEE

Section 1501. Unconditional Guarantee..........................................................   77

Section 1502. Execution and Delivery of Guarantee..............................................   79

Section 1503. Waiver of Subrogation............................................................   80

Section 1504. Limitation on Liens..............................................................   80

Section 1505. Merger, Consolidation and Sale of Assets.........................................   81

Section 1506. Assumption by Guarantor..........................................................   81

Section 1507. Article Fifteen Applicable to Paying Agent.......................................   82

Section 1508. No Suspension of Remedies........................................................   82

                                          ARTICLE SIXTEEN
                                           SUBORDINATION

Section 1601. Securities and Coupons Subordinated to Senior Indebtedness.......................   82

Section 1602. Disputes with Holders of Certain Senior Indebtedness.............................   84

Section 1603. Subrogation......................................................................   84

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
Section 1604. Obligation of Company and the Guarantor Unconditional............................   84

Section 1605. Payments on Securities and Coupons Permitted.....................................   86

Section 1606. Effectuation of Subordination by Trustee.........................................   86

Section 1607. Knowledge of Trustee.............................................................   86

Section 1608. Trustee May Hold Senior Indebtedness.............................................   86

Section 1609. Rights of Holders of Senior Indebtedness Not Impaired............................   86

Section 1610. Article Applicable to Paying Agents..............................................   87

Section 1611. Trustee; Compensation Not Prejudiced.............................................   87

                                         ARTICLE SEVENTEEN
                                      MISCELLANEOUS PROVISIONS

Section 1701. Consolidation, Merger, Sale or Lease.............................................   87

Section 1702. Certificates and Opinions as to Conditions Precedent.............................   87

Section 1703. Trust Indenture Act Controls.....................................................   89

Section 1704. What Constitutes Action by Board of Directors....................................   89

Section 1705. Notices to the Company, Guarantor and Trustee....................................   89

Section 1706. Notices to Holders; Waiver.......................................................   89

Section 1707. Legal Holiday....................................................................   90

Section 1708. Effects of Headings and Table of Contents........................................   90

Section 1709. Successors and Assigns...........................................................   90

Section 1710. Separability Clause..............................................................   90

Section 1711. Benefits of Indenture............................................................   90

Section 1712. Counterparts Originals...........................................................   91

Section 1713. Governing Law....................................................................   91

      INDENTURE dated as of May [ ], 2005, among Citigroup Funding Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), Citigroup Inc., a corporation organized and existing under the laws of the State of Delaware, as guarantor (the "Guarantor"), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the "Trustee").

                                  WITNESSETH:

      WHEREAS, the Company is authorized and empowered to borrow money for its purposes and to issue its bonds, debentures, notes and other obligations for money so borrowed; and

      WHEREAS, the Company has duly authorized the issue, in one or more series as in this Indenture provided, from time to time of its subordinated debt securities (the "Securities") and, to provide the general terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

      WHEREAS, the Guarantor has duly authorized the full and unconditional guarantee of the Securities, and to provide the general terms and conditions of the Securities and the guarantee of same, the Guarantor has duly authorized the execution and delivery of this Indenture;

      WHEREAS, the Trustee has power to enter into this Indenture and to accept and execute the trust herein created;

      WHEREAS, each of the Company and the Guarantor jointly and severally represents that all acts and things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, and issued, the valid, binding and legal obligation of the Company, will, at the time of such execution, authentication and delivery, have been done and performed, that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, that the execution of this Indenture has in all respects been duly authorized and that the issue hereunder of the Securities will, at the time of the issue thereof, have in all respects been duly authorized, and each of the Company and the Guarantor, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver, in case of the Company, and guarantee, in the case of the Guarantor, the Securities;

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      That, for the benefit of the other parties and for the equal and proportionate benefit of all of the present and future holders of the Securities, each party agrees and covenants as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

Section 101. Definitions.

      (a) Unless otherwise defined in this Indenture or the context otherwise requires, all terms used herein shall have the meanings assigned to them in the Trust Indenture Act of 1939.

      (b) Unless the context otherwise requires, the terms defined in this
Section 101(b) shall for all purposes of this Indenture have the meanings hereinafter set forth, the following definitions to be equally applicable to both the singular and the plural forms of any of the terms herein defined:




Affected Security:

      The term "Affected Security" shall have the meaning specified in Section 402(b).

Affiliate:

      The term "Affiliate," with respect to any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

Authenticating Agent:

      The term "Authenticating Agent" shall have the meaning assigned to it in
Section 1109.

Authorized Newspaper:

      The term "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 301 with respect to the Securities of any series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

Bearer Security:

      The term "Bearer Security" shall mean any Security (with or without Coupons), title to which passes by delivery only, but does not include any Coupons.

Board of Directors:

      The term "Board of Directors" shall mean either the board of directors of the Company or the Guarantor, as applicable, or the executive or any other committee of that board duly authorized to act in respect hereof.

Board Resolution:

      The term "Board Resolution" shall mean a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Board of Directors (or by the Finance Committee of the Board of Directors or any other committee of the Board of Directors or committee of officers or other representatives of the Company or the Guarantor, as applicable, to the extent that any such other committee or committees have been authorized by the Board of Directors to establish or approve the matters contemplated and to be in full force and effect on the date of such certification) and delivered to the Trustee.

Business Day:

      The term "Business Day," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law to close.

Citigroup Trust:

      The term "Citigroup Trust" means each of Citigroup Capital II, Citigroup Capital III, Citigroup Capital VII, Citigroup Capital VIII, Citigroup Capital IX, Citigroup Capital X and Citigroup Capital XI, each a Delaware statutory trust.

Code:

      The term "Code" shall mean the Internal Revenue Code of 1986 as in effect on the date hereof.

Company:

      The term "Company" shall mean Citigroup Funding Inc., a corporation organized and existing under the laws of the State of Delaware and, subject to the provisions of Section 1701, shall also include its successors and assigns.

Company Order; Company Request:

      The term "Company Order" or "Company Request" shall mean, respectively, a written order or request signed in the name of the Company by the Chairman, a Vice Chairman, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words and before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

Corporate Trust Office:

      The term "Corporate Trust Office," or other similar term, shall mean the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 60 Wall Street, 27th Floor-MS NYC60-2710, New York, New York 10005, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the holders, the Company and the Guarantor, or the principal corporate trust officer of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the holders, the Company and the Guarantor).

Coupon:

      The term "Coupon" shall mean any interest coupon appertaining to any Bearer Security.

Coupon Security:

      The term "Coupon Security" shall mean any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

Currency:

      The term "Currency" shall mean U.S. Dollars or Foreign Currency.

Default:

      The term "Default" shall have the meaning assigned to it in Section 1103.

Defaulted Interest:

      The term "Defaulted Interest" shall have the same meaning assigned to it in Section 308(e).

Depositary:

      The term "Depositary" shall mean, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

Discharged:

      The term "Discharged" shall have the meaning assigned to it in Section
1203.

Event of Default:

      The term "Event of Default" shall have the meaning specified in Section
701.

Exchange Act:

      The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Fixed Rate Security:

      The term "Fixed Rate Security" shall mean a Security that provides for the payment of interest at a fixed rate (excluding interest payable pursuant to Section 602 or 402).

Floating Rate Security:

      The term "Floating Rate Security" shall mean a Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 301.

Foreign Currency:

      The term "Foreign Currency" shall mean a currency issued by the government of any country other than the United States or a composite currency, the value of which is determined by reference to the values of the currencies of any group of countries.

GAAP:

      The term "GAAP" shall mean generally accepted accounting principles in effect in the United States of America which are applicable as of the Closing Date and which are consistently applied for all applicable periods.

Global Security:

      The term "Global Security" shall mean any Registered or Bearer Security evidencing all or part of a series of Securities, issued in fully-registered certificated form to the Depositary for such series in accordance with Section 303 and bearing the legend prescribed in Section 303(g).

Guarantee:

      The term "Guarantee" shall mean the guarantee of the Company's obligations under this Indenture and the Securities by the Guarantor pursuant to Article Fifteen.

Guarantor:

      The term "Guarantor" shall mean Citigroup Inc., a Delaware corporation, and its successors and permitted assigns.

Indebtedness:

      The term "Indebtedness" shall mean any and all obligations of a Person for money borrowed which in accordance with GAAP would be reflected on the balance sheet of such Person as a liability on the date as of which Indebtedness is to be determined.

Indenture:

      The term "Indenture" or "this Indenture" shall mean this instrument and all indentures supplemental thereto.

interest:

      The term "interest" shall mean, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity, and, when used with respect to a Bearer Security, includes any additional interest payable on such Bearer Security pursuant to Sections 402 and 602.

Interest Payment Date:

      The term "Interest Payment Date" shall mean, with respect to any Security, the Stated Maturity of an installment of interest on such Security.

Mandatory Sinking Fund Payment:

      The term "Mandatory Sinking Fund Payment" shall have the meaning assigned to it in Section 501.

Maturity:

      The term "Maturity," with respect to any Security, shall mean the date on which the principal of such Security shall become due and payable as therein and herein provided, whether by declaration, call for redemption or otherwise.

Members:

      The term "Members" shall have the meaning assigned to it in Section
303(i).

Officers' Certificate:

      The term "Officers' Certificate" when used (i) with respect to the Company, shall mean a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company and (ii) with respect to the Guarantor, shall mean a certificate signed by the Chairman of the Board of Directors, the President or any Vice Chairman, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller, the Secretary or any Assistant Secretary of the Guarantor and, in each case, delivered to the Trustee. Each such certificate shall include the statements provided for in Section 1702 if and to the extent required by the provisions of such Section. One of the officers giving an Officers' Certificate pursuant to Section 608 shall be the principal executive officer, principal financial officer or principal accounting officer of the Company.

Opinion of Counsel:

      The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company or Guarantor, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 1702 if and to the extent required by the provisions of such Section.

Optional Sinking Fund Payment:

      The term "Optional Sinking Fund Payment" shall have the meaning assigned to it in Section 501.

Original Issue Discount Security:

      The term "Original Issue Discount Security" shall mean any Security that is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder and any other Security designated by the Company as issued with original issue discount for United States federal income tax purposes.

Outstanding:

            The term "Outstanding," when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the holders of such Securities or from its obligations with respect to which the Company shall have been Discharged; provided, however, that if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities that have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the holders of the requisite principal amount of Securities Outstanding have performed any action hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such action, only Securities that a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In determining whether the holders of the requisite principal amount of Outstanding Securities have performed any action hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 702 and the principal amount of a Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 311(c).

Paying Agent:

      The term "Paying Agent" shall mean any Person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities or to pay Coupons on behalf of the Company.

Person:

      The term "Person" shall mean an individual, a corporation, a limited liability company, a partnership, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

Place of Payment:

      The term "Place of Payment" shall mean, when used with respect to the Securities of any series, the place or places where the principal of and premium, if any, and interest on the Securities of that series are payable as specified pursuant to Section 301.

Predecessor Security:

      The term "Predecessor Security" shall mean, with respect to any Security, every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Record Date:

      The term "Record Date" shall mean, with respect to any interest payable on any Registered Security on any Interest Payment Date, the close of business on the date specified in such Registered Security for the payment of interest pursuant to Section 301.

Redemption Date:

      The term "Redemption Date" shall mean, when used with respect to any Security to be redeemed, in whole or in part, the date fixed for such redemption by or pursuant to this Indenture and the terms of such Security, which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 301, shall be an Interest Payment Date only.

Redemption Price:

      The term "Redemption Price" shall mean, in the case of an Original Issue Discount Security, the amount of the principal and interest that would be due and payable as of the Redemption Date upon a declaration of acceleration of the Maturity thereof pursuant to Section 702 and, in the case of any other Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

Register:

      The term "Register" shall have the meaning assigned to it in Section
305(a).

Registrar:

      The term "Registrar" shall have the meaning assigned to it in Section 305.

Registered Security:

      The term "Registered Security" shall mean any Security registered as to principal and interest in the Register.

Responsible Officers:


      The term "Responsible Officers" of the Trustee hereunder shall mean any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, any assistant trust officer or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject and, in the case of any such officer, who shall have direct responsibility for the administration of this Indenture.


SEC:

      The term "SEC" shall mean the Securities and Exchange Commission.

Securities Act:

      The term "Securities Act" shall mean the Securities Act of 1933, as amended.

Security:

      The term "Security" shall mean one of the Securities duly authenticated by the Trustee and delivered pursuant to the provisions of this Indenture.

Security Custodian:

      The term "Security Custodian" shall mean the custodian with respect to any Global Security appointed by the Depositary, or any successor Person thereto, and shall initially be the Paying Agent.

Securityholder; holder of Securities;
holder; registered holder:

      The term "Securityholder" or "holder of Securities" or "holder" or "registered holder," with respect to a Registered Security, shall mean the Person in whose name such Securities shall be registered in the Register kept for that purpose hereunder and, with respect to a Bearer Security or Coupon, the bearer thereof.

Senior Indebtedness:

      The term "Senior Indebtedness" means (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company or the Guarantor for money borrowed and (B) indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by the Company or the Guarantor including all indebtedness to be issued under an indenture to be entered into among the Company, the Guarantor and The Bank of New York or an indenture to be entered into among the Company, the Guarantor and The Bank of New York, as either may be amended, modified or supplemented from time to time; (ii) all capital lease obligations of the Company and the Guarantor; (iii) all obligations of the Company and the

Guarantor issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and the Guarantor and all obligations of the Company and the Guarantor under any conditional sale or title retention agreement (but excluding trade accounts payable in the ordinary course of business); (iv) all obligations, contingent or otherwise, of the Company or the Guarantor in respect of any letters of credit, bankers acceptance, security purchase facilities and similar credit transactions; (v) all obligations of the Company and the Guarantor in respect of interest rate swap, cap or other agreements, interest rate future or options contracts, currency swap agreements, currency future or option contracts and other similar agreements; (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons for the payment of which the Company and/or the Guarantor is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company and/or the Guarantor (whether or not such obligation is assumed by the Company or the Guarantor), except that Senior Indebtedness does not include (1) any indebtedness issued prior to February 18, 2005 under that certain subordinated debt indenture with J.P. Morgan Trust Company, as trustee, dated as of April 12, 2001, as supplemented;
(2) any indebtedness issued by the Guarantor under that certain indenture with Bank One Trust Company, N.A., dated as of July 17, 1998, as supplemented; (3) any indebtedness issued to a Citigroup Trust prior to May 31, 2004 under that certain indenture, dated as of October 7, 1996, between the Guarantor (formerly known as Travelers Group Inc.) and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as supplemented (the "1996 Junior Subordinated Debt Indenture"); (4) any guarantee entered into by the Guarantor prior to May 31, 2004 in respect of any preferred securities, capital securities or preference stock of a Citigroup Trust to which the Guarantor issued any indebtedness under the 1996 Junior Subordinated Debt Indenture; (5) any indebtedness issued to a Citigroup Trust prior to February 18, 2005 under that certain indenture, dated as of July 23, 2004, between Citigroup and JPMorgan Chase Bank, N.A. (the "2004 Junior Subordinated Debt Indenture"); (6) any guarantee entered into by the Guarantor prior to February 18, 2005 in respect of any preferred securities, capital securities or preference stock of a Citigroup Trust to which the Guarantor issued any indebtedness under the 2004 Junior Subordinated Debt Indenture; and (7) any indebtedness or any guarantee that is by its terms subordinated to or pari passu with the Securities and the issuance of which, in the case of this clause (7) only, (x) has received the concurrence or approval of the staff of the Federal Reserve Bank of New York or the staff of the Board of Governors of the Federal Reserve System or (y) does not at the time of issuance prevent the Securities from qualifying for Tier 2 capital treatment (irrespective of any limits on the amount of the Guarantor's Tier 2 capital) under the applicable capital adequacy guidelines, regulations, policies or published interpretations of the Board of Governors of the Federal Reserve System.


Significant Subsidiary:

      The term "Significant Subsidiary" shall have the meaning assigned to it in
Section 1504.

Special Record Date:

      The term "Special Record Date" shall have the meaning assigned to it in
Section 308(e)(i).

Stated Maturity:

      The term "Stated Maturity" when used with respect to any Security or any installment of interest thereon, shall mean the date specified in such Security or the Coupons, if any, as the fixed date on which the principal (or any portion thereof) of or premium, if any, on such Security or such installment of interest is due and payable.

Subsidiary:

      The term "Subsidiary," when used with respect to any Person, shall mean any corporation or other entity of which a majority of (a) the voting power of the voting equity securities or (b) in the case of a partnership or any other entity other than a corporation, the outstanding equity interests of which are owned, directly or indirectly, by such Person. For the purposes of this definition, "voting equity securities" means equity securities having voting power for the election of directors, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

Successor Company:

      The term "Successor Company" shall have the meaning assigned to it in
Section 306(j).

Trust Indenture Act; TIA:

      The term "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, except as otherwise provided in this Indenture.

Trustee:

      The term "Trustee" shall mean the trustee hereunder for the time being, whether original or successor, and if at any time there is more than one such trustee, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to Securities of that series.

U.S. Government Obligations:

      The term "U.S. Government Obligations" shall mean either (i) direct obligations of the United States of America or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America.

U.S. Dollars:

      The term "U.S. Dollars" shall mean such currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

United States:

      The term "United States" shall mean the United States of America (including the States and the District of Columbia), its territories and its possessions and other areas subject to its jurisdiction.

United States Alien:

      The term "United States Alien" shall mean any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership, one or more members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Voting Stock:

      The term "Voting Stock" shall have the meaning specified in Section 1504.

      Certain other terms, relating principally to provisions included in this Indenture in compliance with the Trust Indenture Act, are defined in Article Eleven.

                                  ARTICLE TWO

                              FORMS OF SECURITIES

Section 201. Terms of the Securities.

      (a) The Securities and the Coupons, if any, of each series shall be substantially in one of the forms established by or pursuant to a Board Resolution and set forth in an Officers' Certificate or in one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Securities may be listed or of any automated quotation system on which any such series may be quoted, or to conform to usage, all as determined by the officers executing such Securities and Coupons as conclusively evidenced by their execution of such Securities and Coupons. If the form of a series of Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the form of such series.

      (b) The terms and provisions of the Securities shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby.

Section 202. Form of Bearer Security.

      (a) Each Bearer Security and Coupon shall bear a legend substantially to the following effect:

      "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1278(a) of the Internal Revenue Code."

      (b) The definitive Securities and Coupons, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which such series of Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Securities and Coupons, as conclusively evidenced by their execution of such Securities and Coupons.

Section 203. Form of Trustee's Certificate of Authentication.

      (a) Only such of the Securities as shall bear thereon a certificate substantially in the form of the Trustee's certificate of authentication hereinafter recited, executed by the Trustee by manual signature, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the certificate of authentication by the Trustee upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

      (b) Each Security shall be dated the date of its authentication, except that any Global Security shall be dated as of the date specified as contemplated in Section 3.01.

      (c) The form of the Trustee's certificate of authentication to be borne by the Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities issued referred to in the within-mentioned Indenture.

                                        Deutsche Bank Trust Company Americas, as
                                        Trustee

                                        By: ____________________________________
                                            Authorized Officer

Section 204. Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities referred to in the within-mentioned Indenture.

                                        Deutsche Bank Trust Company Americas, as
                                        Trustee

                                        By: ____________________________________
                                            Authorized Officer

                                        By: ____________________________________
                                            Authorized Officer

                                 ARTICLE THREE

                               THE DEBT SECURITIES

Section 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution of the Company, and set forth in an Officers' Certificate of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

      (a) the title of the Securities of the series (which shall distinguish the Securities of such series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

      (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 306, 307, 407, or 1405;

      (c) the dates on which or periods during which the Securities of the series may be issued, and the dates on, or the range of dates within, which the principal of and premium, if any, on the Securities and Coupons, if any, of such series are or may be payable;

      (d) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, and, in the case of Registered Securities, the Record Dates for the determination of holders to whom interest is payable on such Interest Payment Dates;

      (e) if other than U.S. Dollars, the Currency in which Securities of the series shall be denominated or in which payment of the principal and premium, if any, or interest on the Securities of the series shall be payable and any other terms concerning such payment;

      (f) if the amount of payment of principal of, premium, if any, or interest on the Securities of the series may be determined with reference to an index, formula or other method including, but not limited to, an index based on a Currency or Currencies other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

      (g) if the principal of, premium, if any, or interest on Securities of the series are to be payable, at the election of the Company or a holder thereof, in a Currency other than that in which the Securities are denominated or stated to be payable, the period or periods within which, and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate between the Currency in which the Securities are denominated or payable without such election and the Currency in which the Securities are to be paid if such election is made;

      (h) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Securities) or the principal London office of the Trustee (in the case of Bearer Securities) where the principal of, premium, if any, and interest on Securities of the series shall be payable;

      (i) the price or prices at which, the period or periods within which or the date or dates on which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

      (j) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which, the period or periods within which or the date or dates on which, and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

      (k) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

      (l) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 702;

      (m) whether the Securities of the series are to be issued as Original Issue Discount Securities and the amount of discount with which such Securities may be issued;

      (n)   provisions, if any, for the defeasance of Securities of the series;

      (o)   whether the Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities and the terms and conditions, if any, upon which interests in such Global Security or Securities may be exchanged in whole or in part for the individual Securities represented thereby;

      (p) whether Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

      (q) if any Securities of the series are to be issued as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series, (i) whether the provisions of Sections 402 and 602 or other provisions for payment of additional interest or tax redemption shall apply and, if other provisions shall apply, such other provisions; (ii) whether interest in respect of any portion of a temporary Bearer Security of the series (delivered pursuant to Section 304) payable in respect of any Interest Payment Date prior to the exchange of such temporary Bearer Security for definitive Bearer Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date; and (iii) the terms upon which a temporary Bearer Security may be exchanged for one or more definitive Bearer Securities of the series;

      (r) the date as of which any Global Security of the series shall be dated if other than the original issuance of the first Security of the series to be issued;

      (s)   the form of the Securities of the series; and

      (t) any other terms of the Securities of the series, including Events of Default and/or additional covenants of the Company and/or the Guarantor (which terms shall not be inconsistent with the provisions of this Indenture).

All Securities of any one series and the Coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided by or pursuant to such Board Resolution, and set forth in such Officers' Certificate, or in any such indenture supplemental hereto. If any of the terms of a series of Securities are established by action taken to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series.

Section 302. Denominations. In the absence of any specification pursuant to
Section 301 with respect to Securities of any series, the Securities of such series shall be issuable only as Registered Securities in denominations of any integral multiple of $1,000, and shall be payable only in U.S. Dollars.

Section 303. Execution, Authentication, Delivery and Dating.

      (a) The Securities and the Coupons, if any, shall be executed in the name and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, a Vice Chairman, its President or one of its Vice Presidents, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise), which shall be attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. If the Person whose signature is on a Security or Coupon, if any, no longer holds that office at the time the Security or Coupon, if any, is authenticated and delivered, the Security and Coupon, if any, shall nevertheless be valid.

      (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, with appropriate Coupons, if any, of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and Coupons. The Trustee shall thereupon authenticate and deliver such Securities and Coupons without any further action by the Company. A Company Order shall specify the amount of the Securities (and Coupons) to be authenticated and the date on which the original issue of Securities (and Coupons) is to be authenticated.

      (c) In authenticating the first Securities and Coupons, if any, of any series and accepting the additional responsibilities under this Indenture in relation to such Securities and Coupons, if any, the Trustee shall receive, and (subject to Section 1102) shall be fully protected in relying upon:

            (i) the supplemental indenture or Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such supplemental indenture or resolution, certified by the Secretary or an Assistant Secretary of the Company;

            (ii) an Officer's Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default; and

            (iii) an Opinion of Counsel prepared in accordance with Section 1702, which shall state:

                  (A) that the form and terms of such Securities have been
            established by or pursuant to one or more Board Resolutions, by a supplemental indenture as permitted by Section 1401(m), or by both such resolution or resolutions and such supplemental indenture, in conformity with the provisions of this Indenture;

                  (B) that the supplemental indenture, if any, when executed and delivered by the Company, the Guarantor and the Trustee, will constitute a valid and legally binding obligation of each of the Company and the Guarantor;

                  (C) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, and will be entitled to the benefits of this Indenture;

                  (D) that the Company has the corporate power to issue the
            Securities, and has duly taken all necessary action with respect to such issuance;

                  (E) that the Guarantor has the corporate power to guarantee the Securities, and has duly taken all necessary action with respect to such guarantee;

                  (F) that the issuance of the Securities will not contravene the certificate of incorporation or By-laws of the Company or the Guarantor or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement by which the Company or the Guarantor is bound and, with respect to the Guarantor, under which long-term debt of the Guarantor as reflected in its latest financial statements on file with the SEC is outstanding;

                  (G) that all requirements of the Indenture applicable to the
            Company in respect of the execution and delivery by the Company of the Securities and applicable to the Guarantor in respect of the Guarantee and of such supplemental indenture, if any, have been complied with and, that assuming (a) all requisite corporate authorization on the part of the Trustee, (b) continued compliance by the Trustee with the terms of the Indenture specifically applicable to the Trustee, and (c) due authentication and delivery of the Securities by the Trustee, the execution and delivery of such supplemental indenture, if any, will not violate the terms of this Indenture, and that, other than compliance with federal and state securities laws, no authorization, approval or consent by any regulatory or statutory or other public authority is required in connection with the execution and delivery of such supplemental indenture or for the creation, issuance, authentication and delivery of the Securities pursuant to the Indenture;

                  (H) all conditions precedent provided for in the Indenture
            (including any covenants compliance with which constitutes a condition precedent) to the Trustee's authentication and delivery of the Securities have been complied with; and

                  (I) the amount of Securities Outstanding of such series,
            together with the amount of such Securities, does not exceed any limit established under the terms of this Indenture on the amount of Securities of such series that may be authenticated and delivered.

      (d) The Trustee shall have the right to decline to authenticate and deliver the Securities under this Section if the issue of the Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

      (e) Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 301 with respect to the Securities of such series.

      (f) Notwithstanding the provisions of Section 301 and of this Section 303, if all of the Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to this Section 303 must be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company and the Guarantor that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to this Section 303 shall be true and correct as if made on such date.

      (g) If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary." The aggregate principal amount of each Global Security may from time to time be increased or decreased by adjustments made on the records of the Security Custodian, as provided in this Indenture.

      (h) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

      (i) Members of, or participants in, the Depositary ("Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Security Custodian under such Global Security, and the Depositary may be treated by the Company, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Members, the operation of customary practices of the Depositary governing the exercise of the rights of an owner of a beneficial interest in any Global Security. The registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Members and Persons that may hold interests through Members, to take any action that a holder is entitled to take under this Indenture or the Securities.

      (j) No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its Responsible Officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security (and any Coupons appertaining thereto) has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 305, 307 or 308, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons then matured have been cleared and canceled.

Section 304. Temporary Securities.

      (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Coupons, if any, may determine, as conclusively evidenced by their execution of such Securities and Coupons. Any such temporary Security may be in global form, representing all or a portion of the Outstanding Securities of such series. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

      (b) If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by Section 301(q)(iii) with respect to a series of Securities issuable as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series,
(a) after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the holder, except as provided in Section 306 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like unless otherwise specified pursuant to Section 301, and (b) upon surrender for cancellation of any one or more temporary

Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that delivery of a Global Security representing individual Bearer Securities or a Bearer Security shall occur only outside the United States. Until so exchanged, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series, except as otherwise specified as contemplated by Section 301(q)(ii) with respect to the payment of interest on Global Securities in temporary form.

      (c) Unless otherwise specified pursuant to Section 301, the Company will execute and deliver each definitive Global Security representing individual Bearer Securities and each Bearer Security to the Trustee at its principal office in London or such other place outside the United States specified pursuant to Section 301.

      (d) Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Securities represented thereby pursuant to this Section 304 or Section 306, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

Section 305. Registrar and Paying Agent.

      (a) The Company will maintain an office or agency in the Borough of Manhattan, the City of New York, or in any other office or agency of the Company in a Place of Payment, where Registered Securities may be presented for registration or presented and surrendered for registration of transfer or of exchange (the "Registrar"), where Registered Securities may be presented for payment (the "Paying Agent") and for the service of notices and demands to or upon the Company in respect of the Registered Securities and of their transfer or exchange. The Registrar shall keep a security register for the registration of and the registration of transfer or of exchange of the Registered Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Register"), as in this Indenture provided, which Register shall at all reasonable times be open for inspection by the Trustee. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

      (b) The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-Registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 1101. The Company or the Guarantor may act as Paying Agent, Registrar, co-Registrar or transfer agent.

      (c) The Company hereby appoints the Trustee at its Corporate Trust Office as Registrar, Paying Agent and agent for service of demands and notices in connection with the Securities and this Indenture, until such time as another Person is appointed as such.

Section 306. Transfer and Exchange .

      (a)   Transfer.

            (i) Upon surrender for registration of transfer of any Registered Security of any series at the Registrar the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series for like aggregate principal amount of any authorized denomination or denominations. The transfer of any Security shall not be valid as against the Company, the Guarantor or the Trustee unless registered at the Registrar by the registered holder, or by his or her attorney duly authorized in writing. Except as otherwise specified pursuant to Section 301, in no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

            (ii) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      (b)   Exchange.

            (i) At the option of the holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series for like aggregate principal amount of any authorized denomination or denominations, upon surrender of the Registered Securities to be exchanged at the Registrar.

            (ii) At the option of the holder, except as otherwise specified as contemplated by Section 301(o) or 301(q) with respect to a Global Security representing Bearer Securities, Bearer Securities of any series may be exchanged for Registered Securities (if the Securities of such series are issuable as Registered Securities) or Bearer Securities of the same series, for like aggregate principal amount of any authorized denomination or denominations, upon surrender of the Bearer Securities to be exchanged at the office or agency of the Company maintained for such purpose, with all unmatured Coupons and all matured

      Coupons in Default thereto appertaining; provided, however, that delivery of a Bearer Security shall occur only outside the United States. If the holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in Default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 308, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

            (iii) Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the holder making the exchange is entitled to receive.

            (iv) Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Securities in effect at the time of such exchange.

      (c) Exchange of Global Securities for Individual Securities. Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive individual Securities.

            (i) Individual Securities shall be issued to all owners of beneficial interests in a Global Security in exchange for such interests if:

                  (A) at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303(h) and, in each case, a successor Depositary is not appointed by the Company within 90 days of such notice, or

                  (B) the Company executes and delivers to the Trustee and the
            Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable.

      In connection with the exchange of an entire Global Security for individual Securities pursuant to this subsection (c), such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of individual Securities of authorized denominations.

            (ii) The owner of a beneficial interest in a Global Security will be entitled to receive an individual Security in exchange for such interest if an Event of Default has occurred and is continuing. Upon receipt by the Security Custodian and Registrar of instructions from the holder of a Global Security directing the Security Custodian and

      Registrar to (x) issue one or more individual Securities in the amounts specified to the owner of a beneficial interest in such Global Security and (y) debit or cause to be debited an equivalent amount of beneficial interest in such Global Security, subject to the rules and regulations of the Depositary:

                  (A) the Security Custodian and Registrar shall notify the
            Company and the Trustee of such instructions, identifying the owner and amount of such beneficial interest in such Global Security;

                  (B) the Company shall promptly execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, shall authenticate and deliver to such beneficial owner individual Securities in an equivalent amount to such beneficial interest in such Global Security; and

                  (C) the Security Custodian and Registrar shall decrease such
            Global Security by such amount in accordance with the foregoing.

      In the event that the individual Securities are not issued to each such beneficial owner promptly after the Registrar has received a request from the holder of a Global Security to issue such individual Securities, the Company expressly acknowledges, with respect to the right of any holder to pursue a remedy pursuant to Section 707 hereof, the right of any beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder's Securities as if such individual Securities had been issued.

            (iii) If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for individual Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (A) to each Person specified by such Depositary a new
            individual Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (B) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to holders thereof.

            (iv) In any exchange provided for in clauses (i) through (iii), the Company will execute and the Trustee will authenticate and deliver individual Securities (a) in registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities,
      (b) in bearer form in authorized denominations, with or without Coupons attached, if the Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that individual Bearer Securities shall be delivered in exchange for a Global Security only in accordance with the procedures specified pursuant to Section 301.

            (v) Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Individual Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered. The Trustee shall deliver individual Bearer Securities issued in exchange for a Global Security pursuant to this Section to the Persons and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that individual Bearer Securities shall be delivered in exchange for a Global Security only in accordance with the procedures as may be specified pursuant to Section 301.

      (d) Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Securities in effect at the time of such exchange.

      (e) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company (and, as with respect to the Guarantee, the Guarantor) evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such registration of transfer or exchange.

      (f) Every Registered Security presented or surrendered for registration of transfer, or for exchange or payment shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Trustee and the Registrar, duly executed, by the holder thereof or by his or her attorney duly authorized in writing.

      (g) No service charge will be made for any registration of transfer or exchange of Securities except as provided in Section 304(b) or 307. The Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the holders.

      (h) The Company shall not be required to (i) register, transfer or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Securities of such series selected for redemption under Section 403 and ending at the close of business on the day of such transmission, or (ii) register, transfer or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part; provided, however, that, if specified pursuant to Section 402, any Bearer Securities of any series that are exchangeable for Registered

Securities and that are called for redemption pursuant to Section 402 may, to the extent permitted by applicable law, be exchanged for one or more Registered Securities of such series during the period preceding the Redemption Date.

      (i) Prior to the due presentation for registration of transfer or exchange of any Security, the Company, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever, and none of the Company, the Guarantor, the Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by any notice to the contrary.

      (j) In case a successor Company ("Successor Company") has executed an indenture supplemental hereto with the Trustee pursuant to Article Fourteen, any of the Securities authenticated or delivered pursuant to such transaction may, from time to time, at the request of the Successor Company, be exchanged for other Securities executed in the name of the Successor Company with such changes in phraseology and form as may be appropriate, but otherwise identical to the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the Successor Company, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a Successor Company pursuant to this Section 306 in exchange or substitution for or upon registration of transfer of any Securities, such Successor Company, at the option of the holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

      (k) Each holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities laws.

      (l) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

      (m) Neither the Trustee nor any agent of the Trustee shall have any responsibility for any actions taken or not taken by the Depositary.

Section 307. Mutilated, Destroyed, Lost and Stolen Securities.

      (a) If (i) any mutilated Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities) or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or any Coupon, and there is delivered to the Company and the Trustee security or indemnity satisfactory to them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Security or Coupon has been acquired by a protected purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, a new Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution.

      (b) In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay the amount due on such Security or Coupon in accordance with its terms; provided, however, that payment of principal and premium, if any, and any interest on Bearer Securities or payment of Coupons shall, except as otherwise provided in Section 308, be payable only at an office or agency located outside the United States.

      (c) Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      (d) Every new Security of any series, with its Coupons, if any, issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their Coupons, if any, duly issued hereunder.

      (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

Section 308. Payment of Interest; Interest Rights Preserved.

      (a) Interest on any Registered Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Record Date. In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Coupon Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the bearer of such Coupon when due in accordance with the provisions of this Indenture. Payment of interest on Registered Securities shall be made at the Corporate Trust Office (except as otherwise specified pursuant to Section 301) or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Register or, if provided pursuant to Section 301 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder.

      (b) Interest on any Coupon Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the holder of the Coupon that has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 301.

      (c) Interest on any Bearer Security (other than a Coupon Security) that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 301.

      (d) Unless otherwise specified pursuant to Section 301, at the direction of the holder of any Bearer Security or Coupon payable in U.S. Dollars, and subject to applicable laws and regulations, payments in respect of such Bearer Security or Coupon will be made by check drawn on a bank in the City of New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a U.S. Dollars account maintained by such holder with a bank outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 301, at the direction of the holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by transfer to an account maintained by the bearer thereof in the United States.

      (e) Any interest on any Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Record Date by virtue of his or her having been such a Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or
(ii) below:

            (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the holders of such Registered Securities at their addresses as they appear in the Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (B). In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at the office or agency in a Place of Payment for such series) on any Special Record Date and before the opening of business (at such office or agency) on the related proposed date of payment of Defaulted Interest, such Coupon Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the holder of such Coupon when due in accordance with the provisions of this Indenture.

            (ii) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

      (f) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 1708, not more than 25 days and not less than 20 days prior to the date of the proposed payment.

      (g) Subject to the provisions set forth herein relating to Record Dates, each Security delivered pursuant to any provision of this Indenture in exchange or substitution for, or upon registration of transfer of, any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 309. Cancellation. Unless otherwise specified pursuant to Section 301 for Securities of any series, all Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund or otherwise and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for cancellation and shall be promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities or Coupons previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities or Coupons so delivered shall be promptly canceled by the Trustee. No Securities or Coupons shall be authenticated in lieu of or in exchange for any Securities or Coupons canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all canceled Securities and Coupons held by it in accordance with its then customary procedures and deliver a certificate of such disposal to the Company. The acquisition of any Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Securities or Coupons are surrendered to the Trustee for cancellation.

Section 310. Computation of Interest. Except as otherwise specified pursuant to
Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311. Currency of Payments in Respect of Securities.

      (a) Except as otherwise specified pursuant to Section 301 for Bearer Securities of any series, payment of the principal of and premium, if any, and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

      (b) Except as otherwise specified pursuant to Section 301 for Registered Securities of any series, payment of the principal of and premium, if any, and interest on Registered Securities of such series will be made in U.S. Dollars.

      (c) For purposes of any provision of the Indenture where the holders of Outstanding Securities may perform an action that requires that a specified percentage of the Outstanding Securities of all series perform such action and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal of and premium, if any, and interest on the Securities of all series in respect of which moneys are to be disbursed ratably, the principal of and premium, if any, and interest on the Outstanding Securities denominated in a Foreign Currency will be the amount in U.S. Dollars based upon exchange rates, determined as specified pursuant to Section 301 for Securities of such series, as of the date for determining whether the holders entitled to perform such action have performed it or as of the date of such decision or determination by the Trustee, as the case may be.

      (d) Any decision or determination to be made regarding exchange rates shall be made by an agent appointed by the Company; provided, that such agent shall accept such appointment in writing and the terms of such appointment shall, in the opinion of the Company at the time of such appointment, require such agent to make such determination by a method consistent with the method provided pursuant to Section 301 for the making of such decision or determination. All decisions and determinations of such agent regarding exchange rates shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Guarantor, the Trustee and all holders of the Securities.

Section 312. Judgments. The Company and the Guarantor may provide pursuant to
Section 301 for Securities of any series that (a) the obligation, if any, of the Company or the Guarantor, as applicable, to pay the principal of, premium, if any, and interest on the Securities of any series in a Foreign Currency or U.S. Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of such Securities shall be given in the Designated Currency; (b) the obligation of the Company or the Guarantor, as applicable, to make payments in the Designated Currency of the principal of and premium, if any, and interest on such Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the business day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Guarantor, as applicable, shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company or the Guarantor, as applicable, not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

Section 313. CUSIP Numbers. The Company in issuing any Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                            REDEMPTION OF SECURITIES

Section 401. Applicability of Right of Redemption. Redemption of Securities (other than pursuant to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms (except as otherwise specified pursuant to Section 301 for Securities of any series) in accordance with this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

Section 402. Tax Redemption; Special Tax Redemption.

      (a) Unless otherwise specified pursuant to Section 301, Bearer Securities of any series may be redeemed at the option of the Company in whole, but not in part, at any time, at the Redemption Price thereof (calculated without premium), if the Company has or will become obligated to pay additional interest on such Bearer Securities pursuant to Section 602 as a result of any change in, or amendment to, the laws (or any regulation or ruling promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date on which any Person (including any Person acting as underwriter, broker or dealer) agrees to purchase any of such Bearer Securities pursuant to their original issuance, and such obligation cannot be avoided by the Company taking reasonable measures available to it. If the Company elects to redeem Bearer Securities pursuant to this Section 402, it shall notify the Trustee and the holders of such Bearer Securities in accordance with Sections 403 and 404; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Securities of that series then due. Prior to the publication of any notice of redemption pursuant to this Section 402(a), the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

      (b) Unless otherwise specified pursuant to Section 301, if the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Bearer Security or Coupon, if any, that is not a Floating Rate Security (an "Affected Security") would, under any present or future laws or regulations in the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (i) that would not be applicable to a payment made by the Company or any one of its Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided that, in any case referred to in clause (i)(B) or (ii), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium) or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee and the holders of the Affected Securities in accordance with Sections 403 and 404. Notwithstanding the foregoing, the Company shall not so redeem the Affected Securities if the Company shall subsequently determine, not less than 30 days prior to the Redemption Date, that subsequent payments on the Affected Securities would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination, and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. Prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph have occurred and
(ii) an Opinion of Counsel to the effect that such conditions have occurred.

      (c) If and so long as the certification, documentation, information or other reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of any such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount provided in any such Affected Security to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, then the Company shall have the right, but shall not be required, to redeem the Affected Securities at any time in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Affected Securities in whole, but not in part, at the Redemption Price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph. If the Company elects to, or is required to, redeem the Affected

Securities pursuant to this paragraph, it shall notify the Trustee and the holders of the Affected Securities thereof in accordance with Sections 403 and 404.

Section 403. Selection of Securities to be Redeemed.

      (a) If the Company shall at any time elect to redeem all or any portion of the Securities of a series then Outstanding, it shall at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter period shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed, and thereupon the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair, the Securities (or portions thereof) of such series to be redeemed. Unless otherwise provided in the Officers' Certificate or supplemental indenture provided for in
Section 301, no Security of a denomination of $1,000 shall be redeemed in part and Securities may be redeemed in part only in integral multiples of $1,000. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series. The Trustee shall, as soon as practicable, notify the Company in writing of the Securities and portions of Securities so selected.

      (b) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

Section 404. Notice of Redemption.

      (a) The election of the Company to redeem any Securities of any series shall be evidenced by a Board Resolution. Notice of redemption shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 nor more than 60 days prior to the Redemption Date, to the holders of Securities of any series to be redeemed in whole or in part pursuant to this Article, in the manner provided in Section 1708. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Failure to give such notice, or any defect in such notice to the holder of any Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the holder of any other Security of such series.

      (b) All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

            (i) such election by the Company to redeem Securities of such series pursuant to provisions contained in this Indenture or the terms of the Securities of such series or a supplemental indenture establishing such series, if such be the case;

            (ii)  the Redemption Date;

            (iii) the Redemption Price;

            (iv) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

            (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date;

            (vi) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price;

            (vii) the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price, and that the Securities designated in such notice for redemption are required to be presented on or after such Redemption Date at the designated Place of Payment;

            (viii) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 306(c) or otherwise, the last date on which such exchanges may be made;

            (ix) that the redemption is for a sinking fund, if such is the case; and

            (x) if any Security of any series is to be redeemed in part, that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, such Security and any Coupons appertaining thereto will be canceled and a new Security or Securities of such series in aggregate principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued and delivered without charge to the holder or, in the case of Securities providing appropriate space for such notation, at the option of the holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

Section 405. Deposit of Redemption Price. On or prior to 10 a.m., New York City time, on the Redemption Date for any Registered Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 604) an amount of money in the Currency in which such Securities are denominated (except as provided pursuant to Section 301) sufficient to pay the Redemption Price of such Securities or any portions thereof that are to be redeemed on that date. In the case of any redemption pertaining to Bearer or Coupon Securities, the Company shall, no later than the Business Day prior to such Redemption Date, deposit with the Trustee or with a Paying Agent (other than the Company) an amount of money in the Currency in which such Securities are denominated (except as provided pursuant to Section 301) sufficient to pay the

Redemption Price of such Securities or any portion thereof that are to be redeemed on the Redemption Date.

Section 406. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall Default in the payment of the Redemption Price) such Securities shall cease to bear interest and any Coupons for such interest appertaining to any such Securities to be redeemed, except to the extent described below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest that have a Stated Maturity on or prior to the Redemption Date for such Securities shall be payable according to the terms of such Securities and the provisions of Section 308.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

            If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the Redemption Date, the Redemption Price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the holder of such Coupon shall surrender to any Paying Agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

Section 407. Securities Redeemed in Part. Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 301 (in the case of Registered Securities) and at the principal London office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 301 (in the case of Bearer Securities) with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and form, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Security providing appropriate space for such notation, at the option of the holder thereof, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

                                  ARTICLE FIVE

                                  SINKING FUNDS

Section 501. Applicability of Sinking Fund.

      (a) Redemption of Securities permitted or required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article, except as otherwise specified pursuant to Section 301 for Securities of such series, provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

      (b) The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any Mandatory Sinking Fund Payment may be subject to reduction as provided in Section 502.

Section 502. Mandatory Sinking Fund Obligation. The Company may, at its option, satisfy any Mandatory Sinking Fund Payment obligation, in whole or in part, with respect to a particular series of Securities by (1) delivering to the Trustee Securities of such series in transferable form (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company or redeemed at the election of the Company pursuant to
Section 403 or (2) receiving credit for Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) (not previously so credited) acquired by the Company and theretofore delivered to the Trustee. The Trustee shall credit such Mandatory Sinking Fund Payment obligation with an amount equal to the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly. If the Company shall elect to so satisfy any Mandatory Sinking Fund Payment obligation, it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a written notice signed on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Vice Presidents, its Treasurer or one of its Assistant Treasurers, which shall designate the Securities (and portions thereof, if any) so delivered or credited and which shall be accompanied by such Securities (together with the unmatured Coupons, if any, appertaining thereto) (to the extent not theretofore delivered) in transferable form. In case of the failure of the Company, at or before the time so required, to give such notice and deliver such Securities the Mandatory Sinking Fund Payment obligation shall be paid entirely in moneys.

Section 503. Optional Redemption at Sinking Fund Redemption Price. In addition to the sinking fund requirements of Section 502, to the extent, if any, provided for by the terms of a particular series of Securities, the Company may, at its option, make an Optional Sinking Fund

Payment with respect to such Securities. Unless otherwise provided by such terms, (a) to the extent that the right of the Company to make such Optional Sinking Fund Payment shall not be exercised in any year, it shall not be cumulative or carried forward to any subsequent year, and (b) such optional payment shall operate to reduce the amount of any Mandatory Sinking Fund Payment obligation as to Securities of the same series. If the Company intends to exercise its right to make such optional payment in any year it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a certificate signed by its Chairman of the Board of Directors, its President, one of its Vice President, its Treasurer or one of its Assistant Treasurers stating that the Company will exercise such optional right, and specifying the amount which the Company will pay on or before the next succeeding sinking fund payment date. Such certificate shall also state that no Event of Default has occurred and is continuing.

Section 504. Application of Sinking Fund Payment.

      (a) If the sinking fund payment or payments made in funds pursuant to either Section 502 or 503 with respect to a particular series of Securities plus any unused balance of any preceding sinking fund payments made in funds with respect to such series shall exceed $50,000 (or a lesser sum if the Company shall so request, or such equivalent sum for Securities denominated other than in U.S. Dollars), it shall be applied by the Trustee on the sinking fund payment date next following the date of such payment, unless the date of such payment shall be a sinking fund payment date, in which case such payment shall be applied on such sinking fund payment date, to the redemption of Securities of such series at the redemption price specified in Section 404(b). The Trustee shall select, in the manner provided in Section 403, for redemption on such sinking fund payment date, a sufficient principal amount of Securities of such series to absorb said funds, as nearly as may be, and shall, at the expense and in the name of the Company, thereupon cause notice of redemption of the Securities to be given in substantially the manner provided in Section 404(a) for the redemption of Securities in part at the option of the Company, except that the notice of redemption shall also state that the Securities are being redeemed for the sinking fund. Any sinking fund moneys not so applied by the Trustee to the redemption of Securities of such series shall be added to the next sinking fund payment received in funds by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section
504. Any and all sinking fund moneys held by the Trustee on the last sinking fund payment date with respect to Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee to the payment of the principal of the Securities of such series at maturity.

      (b) On or prior to each sinking fund payment date, the Company shall pay to the Trustee a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date pursuant to this Section 504.

      (c) The Trustee shall not redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) of which the Trustee has actual knowledge, except that if the notice of redemption of any Securities of such series shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if funds sufficient for that purpose shall be deposited with the Trustee in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund at the time any such Default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such Default or Event of Default, be held as security for the payment of all the Securities of such series; provided, however, that in case such Default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys are required to be applied pursuant to the provisions of this Section 504.

                                  ARTICLE SIX

                       PARTICULAR COVENANTS OF THE COMPANY

      The Company hereby covenants and agrees as follows:

Section 601. Payments of Securities. The Company will duly and punctually pay the principal of and premium, if any, on each series of Securities, and the interest which shall have accrued thereon, and pay any Coupons, at the dates and place and in the manner provided in the Securities, the Coupons and in this Indenture. Any interest due on Coupon Securities on or before Maturity, other than additional interest, if any, payable as provided in Section 602 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

Section 602. Payment of Additional Interest. Unless otherwise provided pursuant to Section 301, the provisions of this Section 602 shall be applicable to Bearer Securities of any series.

      (a) The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the holder of any Bearer Security or Coupon that is a United States Alien such amounts as may be necessary so that every net payment on such Bearer Security or Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Bearer Security or Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest for or on account of:

            (i) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor or beneficiary of, or a person holding a power over, such holder, if such holder is an estate or a trust, or a member or shareholder of such holder, if such holder is a partnership or corporation) and the United States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such holder's past or present status as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (ii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (iii) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the holder of a Bearer Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

            (iv) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Bearer Security or Coupon;

            (v) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on a Bearer Security or Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (vi) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Bearer Security or Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a condition to relief or exemption from such tax, assessment or other governmental charge; or

            (vii) any tax, assessment or other governmental charge imposed on a holder that actually or constructively owns 10 percent or more of the combined voting power of all classes of stock of the Company or that is a controlled foreign corporation related to the Company through stock ownership;

nor shall additional interest be paid with respect to a payment on a Bearer Security or Coupon to a holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the holder of such Bearer Security or Coupon.

      (b) Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or premium, if any, or interest on any Security or payment with respect to any Coupon of any series, such mention shall be deemed to include mention of the payment of additional interest provided for in the terms of such Securities and this Section to the extent that, in such context, additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional interest (if applicable) in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

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

      (c) If the payment of additional interest becomes required in respect of the Securities of a series, at least ten days prior to the first Interest Payment Date with respect to which such additional interest will be payable (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and premium, if any, is made and on which such additional interest will be payable), and at least ten days prior to each date of payment of principal and premium, if any, or interest if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Company will furnish the Trustee and each Paying Agent with an Officers' Certificate that shall specify by country the amount, if any, required to be withheld on such payments to holders of Securities or Coupons that are United States Aliens, and the Company will pay to the Trustee or such Paying Agent the additional interest, if any, required by the terms of such Securities and this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 602.

Section 603. Paying Agent.

      (a) The Company will maintain in each Place of Payment for any series of Securities and Coupons, if any, an office or agency where Securities and Coupons of such series (but, except as otherwise provided in Section 308, unless such Place of Payment is located outside the United States, not Bearer Securities or Coupons) may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and Coupons of such series and this Indenture may be served (the "Paying Agent"). So long as any Bearer Securities of any series remain outstanding, the Company will maintain for such purposes one or more offices or agencies outside the United States in such city or cities specified pursuant to Section 301 and, if any Bearer Securities are listed on a securities exchange that requires an office or agency for the payment of principal of and premium, if any, or interest on such Bearer Securities in a location other than the location of an office or agency specified pursuant to Section 301, the Company will maintain for such purposes an office or agency in such location so long as any Bearer Securities are listed on such securities exchange and such exchange so requires. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

      (b) The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

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

Section 604. To Hold Payment in Trust.

      (a) If the Company, the Guarantor or an Affiliate of either the Company or the Guarantor shall at any time act as Paying Agent with respect to any series of Securities and Coupons, if any, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series by their terms or as a result of the calling thereof for redemption shall become payable, the Company, the Guarantor or such Affiliate will set apart and segregate and hold in trust for the benefit of the holders of such Securities or the Trustee a sum sufficient to pay such principal and premium, if any, or interest which shall have so become payable until such sums shall be paid to such holders or otherwise disposed of as herein provided, and will notify the Trustee of its action or failure to act in that regard and of any action or failure by the Company, the Guarantor or any other obligor upon the Securities of that series to make any such payment. Upon any proceeding under any federal bankruptcy laws with respect to the Company or the Guarantor or any Affiliate of the Company or the Guarantor, if the Company, the Guarantor or such Affiliate is then acting as Paying Agent, the Trustee shall replace the Company, the Guarantor or such Affiliate as Paying Agent.

      (b) If the Company shall appoint, and at the time have, a Paying Agent for the payment of the principal of and premium, if any, or interest on any series of Securities and Coupons, then prior to 10 a.m., New York City time, on the date on which the principal of and premium, if any, or interest on any of the Securities of that series shall become payable as aforesaid, whether by their terms or as a result of the calling thereof for redemption, the Company will deposit with such Paying Agent a sum sufficient to pay such principal and premium, if any, or interest, such sum to be held in trust for the benefit of the holders of such Securities.

      (c) If such Paying Agent shall be other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 603, that such Paying Agent shall:

            (i) hold all moneys held by it for the payment of the principal of and premium, if any, or interest on the Securities of that series and any related Coupons in trust for the benefit of the holders of such Securities until such sums shall be paid to such holders or otherwise disposed of as herein provided;

            (ii) give to the Trustee notice of any Default by the Company, the Guarantor or any other obligor upon the Securities of that series in the making of any payment of the principal of and premium, if any, or interest on the Securities of that series or any payment on any related Coupons when the same shall have become due and payable; and

            (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, pay to the Trustee all sums so held in trust by such Paying Agent.

      (d) Anything in this Section 604 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a release, satisfaction or discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company

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

or by any Paying Agent other than the Trustee as required by this Section 604, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent.

      (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest on any Security of any series or the payment of any related Coupon and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust, and the holder of such Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (except as with regards to the Guarantee), and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 1708, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 605. Merger, Consolidation and Sale of Assets.

      (a) The Company will not consolidate with any other entity or accept a merger of any other entity into the Company or permit the Company to be merged into any other entity, or sell other than for cash or lease all or substantially all its assets to another entity, or purchase all or substantially all the assets of another entity, unless (i) either the Company shall be the continuing entity, or the successor, transferee or lessee entity (if other than the Company) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such entity prior to or simultaneously with such consolidation, merger, sale or lease, the due and punctual payment of the principal of and interest and premium, if any, on all the Securities (and Coupons, if any), according to their tenor, and the due and punctual performance and observance of all other obligations to the holders and the Trustee under this Indenture or under the Securities (and Coupons, if any) to be performed or observed by the Company; and (ii) immediately after such consolidation, merger, sale, lease or purchase the Company or the successor, transferee or lessee entity (if other than the Company) would not be in Default in the performance of any covenant or condition of this Indenture. A purchase by a Subsidiary of all or substantially all of the assets of another entity shall not be deemed to be a purchase of such assets by the Company.

      (b) Upon any consolidation with or merger into any other entity, or any conveyance or lease of all or substantially all of the assets of the Company in accordance with this Section 605, the successor entity formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Company shall be relieved of all obligations and covenants under this Indenture and the Securities and Coupons.

Section 606. Compliance Certificate. The Company shall furnish to the Trustee annually, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (which compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture) and, in the event of any Default, specifying each such Default and the nature and status thereof of which such person may have knowledge. Such certificates need not comply with Section 1702 of this Indenture.

Section 607. Conditional Waiver by Holders of Securities. Anything in this Indenture to the contrary notwithstanding, the Company or any Subsidiary may fail or omit in any particular instance to comply with a covenant or condition set forth in Section 605 with respect to any series of Securities if the Company shall have obtained and filed with the Trustee, prior to the time of such failure or omission, evidence (as provided in Article Eight) of the consent of the holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not waived by the terms of such waiver or impair any right consequent thereon.

Section 608. Statement by Officers as to Default. The Company shall deliver to the Trustee and the Guarantor, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or Default and the action which the Company proposes to take with respect thereto.

Section 609. Issuances of Securities under this Indenture. Any Securities issued under this Indenture shall either (x) be issued with the concurrence or approval of the staff of the Federal Reserve Bank of New York or the staff of the Board of Governors of the Federal Reserve System or (y) qualify at the time of issuance for tier 2 capital treatment (irrespective of any limits on the amount of the Guarantor's tier 2 capital) under the applicable capital adequacy guidelines, regulations, policies or published interpretations of the Board of Governors of the Federal Reserve System.

                                 ARTICLE SEVEN

                     REMEDIES OF TRUSTEE AND SECURITYHOLDERS

Section 701. Events of Default. Except where otherwise indicated by the context or where the term is otherwise defined for a specific purpose, the term "Event of Default" as used in this Indenture with respect to Securities of any series shall mean one of the following described events unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

      (a) the failure of the Company to pay any installment of interest on any Security of such series or to make any payment with respect to the related Coupons, if any, when and as the

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

same shall become payable, which failure shall have continued unremedied for a period of 30 days, whether or not such payment is prohibited by Article Sixteen hereof;

      (b) the failure of the Company to pay the principal of (and premium, if any, on) any Security of such series, when and as the same shall become payable, whether at Maturity as therein expressed, by call for redemption (otherwise than pursuant to a sinking fund), by declaration as authorized by this Indenture or otherwise, whether or not such payment is prohibited by Article Sixteen hereof;

      (c) the failure of the Company to pay a sinking fund installment, if any, when and as the same shall become payable by the terms of a Security of such series, which failure shall have continued unremedied for a period of 30 days, whether or not such payment is prohibited by Article Sixteen hereof;

      (d) the failure of the Company, subject to the provisions of Section 608, or the Guarantor to observe and perform any other of the covenants or agreements on the part of the Company or the Guarantor, as applicable, contained in this Indenture (including any indenture supplemental hereto pursuant to which the Securities of such series were issued as contemplated by Section 301) (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of a series of Securities other than that series), which failure shall not have been remedied to the satisfaction of the Trustee, or without provision deemed by the Trustee to be adequate for the remedying thereof having been made, for a period of 90 days after written notice shall have been given to the Company and the Guarantor by the Trustee or shall have been given to the Company, the Guarantor and the Trustee by holders of 25% or more in aggregate principal amount of the Securities of such series then Outstanding, specifying such failure and requiring the Company or the Guarantor to remedy the same;

      (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company and the Guarantor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company and the Guarantor or of substantially all the property of the Company and the Guarantor or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days;

      (f) the commencement by the Company and the Guarantor of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company and the Guarantor to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company and the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or similar official) of the Company and the Guarantor or of substantially all the property of the Company and the Guarantor or the making by it of an assignment for the benefit of creditors or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company and the Guarantor in furtherance of any action; or

      (g) the occurrence of any other Event of Default with respect to Securities of such series as provided in a supplemental indenture or Officers' Certificate, if any, applicable to such series of Securities.

Section 702. Acceleration; Recission and Annulment.

      (a) If any one or more of the above-described Events of Default shall happen with respect to Securities of any series at the time Outstanding, then, and in each and every such case, during the continuance of any such Event of Default, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then Outstanding may (and upon the written request of the holders of a majority in principal amount of such Securities then Outstanding, the Trustee shall) declare the principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and all accrued but unpaid interest on all the Securities of such series then Outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding; provided that no Event of Default with respect to Securities of a series, except with respect to an Event of Default under subsections (e) and (f) of Section 701 and except to the extent otherwise provided in subsection (d) of Section 701, shall constitute an Event of Default with respect to Securities of any other series. Upon payment of such amounts in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301), all obligations of the Company in respect of the payment of principal of and interest on the Securities of such series shall terminate.

      (b) This provision, however, is subject to the condition that, if at any time after the principal of all the Securities of such series, to which any one or more of the above-described Events of Default is applicable, shall have been so declared to be due and payable, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided,

            (i) the Company has paid or deposited with the Paying Agent a sum in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301) sufficient to pay

                  (A) all arrears of interest, if any, upon all the Securities of such series (and all overdue payments with respect to any related Coupons) (with interest, to the extent that interest thereon shall be legally enforceable, on any overdue installment of interest at the rate borne by the Securities or Coupons of such series);

                  (B) the principal of and premium, if any, on any Securities of such series that have become due otherwise than by such declaration of acceleration and interest thereon;

                  (C) all amounts owing the Trustee and any predecessor trustee hereunder under Section 1101(a) (provided, however, that all sums payable under this clause (C) shall be paid in U.S. Dollars); and

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

                  (D) all other sums payable under this Indenture (except the principal of the Securities of such series which would not be due and payable were it not for such declaration), shall be paid by the Company or the Guarantor; and

            (ii) every other Default and Event of Default under this Indenture shall have been made good to the reasonable satisfaction of the Trustee or of the holders of a majority in principal amount of the Securities of such series then Outstanding, or provision deemed by the Trustee or by such holders to be adequate therefor shall have been made, then and in every such case the holders of a majority in principal amount of the Securities of such series then Outstanding may, by written notice to the Company, the Guarantor and the Trustee, on behalf of the holders of all the Securities of such series, waive the Event of Default by reason of which the principal of the Securities of such series shall have been so declared to be due and payable and may rescind and annul such declaration and its consequences; provided, however, that no such waiver, rescission or annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

      (c) Any declaration by the Trustee pursuant to this Section 702 shall be by written notice to the Company and the Guarantor, and any declaration or waiver by the holders of Securities of any series pursuant to this Section 702 shall be by written notice to the Company, the Guarantor and the Trustee.

      (d) For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Discount Securities.

      (e) The Company, the Guarantor and the Trustee may, to the extent provided in Section 1401, enter into one or more indentures supplemental hereto with respect to any series of the Securities which may provide for additional or different Events of Default with respect to such series of Securities.

Section 703. Other Remedies. If the Company shall fail for a period of 30 days to pay any installment of interest on the Securities (and Coupons, if any) of any series or shall fail to pay the principal of and premium, if any, on any of the Securities of such series when and as the same shall become due and payable, whether at Maturity, or by call for redemption (other than pursuant to the sinking fund), by declaration as authorized by this Indenture, or otherwise, or shall fail for a period of 30 days to make any sinking fund payment as to a series of Securities, then, upon demand of the Trustee, the Company will pay to the Paying Agent for the benefit of the holders of Securities of such series then Outstanding the whole amount which then shall have become due and payable on all the Securities of such series, with interest on the overdue principal and premium, if any, and (so far as the same may be legally enforceable) on the

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

overdue installments of interest at the rate borne by the Securities of such series, and all amounts owing the Trustee and any predecessor trustee hereunder under Section 1101(a).

      In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Securities of such series, and collect the moneys adjudged or decreed to be payable out of the property of the Company or any other obligor upon the Securities of such series, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding, subject to the payment to the Trustee of all amounts owing the Trustee and any predecessor trustee hereunder under Section 1101(a), shall be for the ratable benefit of the holders of such series of Securities which shall be the subject of such action or proceeding. All rights of action upon or under any of the Securities or this Indenture may be enforced by the Trustee without the possession of any of the Securities and without the production of any thereof at any trial or any proceeding relative thereto.

Section 704. Trustee as Attorney-in-Fact. The Trustee is hereby appointed, and each and every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustee, the true and lawful attorney-in-fact of such holder, with authority to make or file (whether or not the Company shall be in Default in respect of the payment of the principal of, or interest on, any of the Securities), in its own name and as trustee of an express trust or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceeding relative to the Company or any other obligor upon the Securities or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and any predecessor trustee hereunder and of the holders of the Securities allowed in any such proceeding and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as it may deem necessary or advisable in order to enforce in any such proceeding any of the claims of the Trustee and any predecessor trustee hereunder and of any of such holders in respect of any of the Securities; and any receiver, assignee, trustee, custodian or debtor in any such proceeding is hereby authorized, and each and every taker or holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, trustee, custodian or debtor, to make any such payment or delivery only to or on the order of the Trustee, and to pay to the Trustee any amount due it and any predecessor trustee hereunder under
Section 1101(a); provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any holder of Securities, any plan of reorganization or readjustment affecting the Securities or the rights of any holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any holder of any Securities in any such proceeding.

Section 705. Priorities. Any moneys collected by the Trustee with respect to a series of Securities under this Article Seven shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several

Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

            First: To the payment of all amounts due to the Trustee and any predecessor trustee hereunder under Section 1101(a).

            Second: In case the principal of the Outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest on the Securities of such series, in the order of the Maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Securities, such payments to be made ratably to the Persons entitled thereto.

            Third: In case the principal of the Outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities of such series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

Any surplus then remaining shall be paid to the Company or to such other Persons as shall be entitled to receive it.

Section 706. Waiver of Past Defaults. The holders of a majority in principal amount of the Securities of any series at the time Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee with respect to the Securities of such series, provided, however, that, subject to the provisions of Sections 1101 and 1102, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken or would be unduly prejudicial to holders not joining in such direction or would involve the Trustee in personal liability. Prior to any declaration accelerating the Maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such series of Securities at the time Outstanding may on behalf of the holders of all of the Securities of such series waive any past Default or Event of Default hereunder and its consequences except a Default in the payment of interest or any premium on or the principal of the Securities of such series. Upon any such waiver the Company, the Guarantor, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 706, said Default or Event of Default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

Section 707. Control by Holders. No holder of any Security of any series shall have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, in each case with respect to an Event of Default with respect to such series of Securities, unless such holder previously shall have given to the Trustee written notice of the happening of one or more of the Events of Default herein specified with respect to such series of Securities, and unless also the holders of 25% in principal amount of the Securities of such series then Outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless also there shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any holder of any Security of such series; it being understood and intended that no one or more of the holders of Securities of such series shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of the Outstanding Securities of such series; provided, however, that nothing in this Indenture or in the Securities of such series shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on the Securities of such series to the respective holders of such Securities at the respective due dates in such Securities stated, or affect or impair the right, which is also absolute and unconditional, of such holders to institute suit to enforce the payment thereof.

Section 708. Legal Fees. All parties to this Indenture and the holders of the Securities agree that the court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 708 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more holders of Securities holding in the aggregate more than 10% in principal amount of the Securities of any series Outstanding, or to any action, suit or proceeding instituted by any holder of Securities of any series for the enforcement of the payment of the principal of or premium, if any, or the interest on, any of the Securities of such series, on or after the respective due dates expressed in such Securities.

Section 709. Remedies Cumulative. No remedy herein conferred upon or reserved to the Trustee or to the holders of Securities of any series is intended to be exclusive of any other

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

remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any holder of the Securities of any series to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Article Seven to the Trustee and to the holders of Securities of any series, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of Securities of such series, as the case may be. In case the Trustee or any holder of Securities of any series shall have proceeded to enforce any right under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such holder of Securities, then and in every such case the Company, the Guarantor, the Trustee and the holders of the Securities of such series shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee and the holders of the Securities of such series shall continue as though no such proceedings had been taken, except as to any matters so waived or adjudicated.

                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

Section 801. Evidence of Action of Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage or majority have joined therein may be evidenced by (a) any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing (such action becoming effective, except as herein otherwise expressly provided, when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company), or (b) by the record of the holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Seven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

Section 802. Proof of Execution or Holding of Securities. Proof of the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any Person of any of the Securities shall be sufficient if made in the following manner:

      (a) The fact and date of the execution by any Person of any such instrument may be proved (a) by the certificate of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments or proof of deeds to be recorded within such jurisdiction, that the Person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (b) by the affidavit of a witness of such execution sworn to before any such notary or other officer. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (b) The ownership of Registered Securities of any series shall be proved by the Register of such Securities or by a certificate of the Registrar for such series.

      (c) The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Securities shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Register, if, pursuant to Section 301, such Bearer Security can be so registered, or (4) such Bearer Security shall have been canceled or paid.

      (d) The record of any holders' meeting shall be proved in the manner provided in Section 906.

      (e) The Trustee may require such additional proof of any matter referred to in this Section 802 as it shall deem appropriate or necessary, so long as the request is a reasonable one.

      (f) If the Company shall solicit from the holders of Securities of any series any action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of holders of Registered Securities entitled to take such action, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such action may be sought or given before or after the record date, but only the holders of Registered Securities of record at the close of business on such record date shall be deemed to be holders of Registered Securities for the purpose of determining whether holders of the requisite proportion of Outstanding Securities of such series have authorized or agreed or consented to such action, and for that purpose the Outstanding Registered Securities of such series shall be computed as of such record date.

Section 803. Persons Deemed Owners.

      (a) The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 308) interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or any Trustee shall be affected by notice to the contrary. All payments made to any holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

      (b) None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 804. Revocation of Consents. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 801, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 802, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders of such Security, and all past, present and future holders of Coupons, if any, appertaining thereto and of any Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or Coupons or such other Securities or Coupons or any Security or Coupons issued in exchange or substitution therefor.

                                  ARTICLE NINE

                            SECURITYHOLDERS' MEETINGS

Section 901. Purposes of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

      (a) to give any notice to the Company, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Eight;

      (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Eleven;

      (c) to consent to the execution of an Indenture or of indentures supplemental hereto pursuant to the provisions of Section 1402; or

      (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

Section 902. Call of Meetings by Trustee. The Trustee may at any time call a meeting of all Securityholders of all series that may be affected by the action proposed to be taken, to take any action specified in Section 801, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of a series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of such series at their addresses as they shall appear on the Register of the Company. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Section 903. Call of Meetings by Company or Securityholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of a series (or of all series, as the case may be) then Outstanding that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Securityholders of such series (or of all series), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 901, by mailing notice thereof as provided in Section 902.

Section 904. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a holder of one or more Securities affected by the action proposed to be taken at the meeting or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company, the Guarantor and their respective counsel.

Section 905. Regulation of Meetings.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 903, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

      (c) At any meeting of Securityholders of a series, each Securityholder of such series of such Securityholder's proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series Outstanding held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or her or instruments in writing as aforesaid duly designating him or her as the Person to vote on behalf of other Securityholders. At any meeting of the Securityholders duly called pursuant to the provisions of
Section 902 or 903 the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 906. Voting. The vote upon any resolution submitted to any meeting of Securityholders of a series shall be by written ballots on which shall be subscribed the signatures of the holders of Securities of such series or of their representatives by proxy and the principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 902. The record shall show the principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

      Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 907. No Relay of Rights by Meeting. Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of such series under any of the provisions of this Indenture or of the Securities of such series.

                                  ARTICLE TEN

            REPORTS BY THE COMPANY, THE GUARANTOR AND THE TRUSTEE AND
                             SECURITYHOLDERS' LISTS

Section 1001. Reports by Trustee.

      (a) The Trustee shall transmit to holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture deliver to holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

      (b) The Trustee shall, at the time of the transmission to the holders of Securities of any report pursuant to the provisions of this Section 1001, file a copy of such report with each stock exchange upon which the Securities are listed and also with the SEC in respect of a Security listed and registered on a national securities exchange. The Company agrees to notify the Trustee when, as and if the Securities become listed on any stock exchange.

      The Company will reimburse the Trustee for all expenses incurred in the preparation and transmission of any report pursuant to the provisions of this
Section 1001 and of Section 1002.

Section 1002. Reports by the Company and the Guarantor.

      (a) Unless available on EDGAR, the Company and the Guarantor shall file with the Trustee, within 30 days after the Company or the Guarantor, as applicable, shall be required so to file the same with the SEC, copies of the annual reports and of the information, documents and other reports which the Company or the Guarantor may be required to file with the SEC pursuant to the provisions of Section 13 or Section 15(d) of the Exchange Act (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe); or, if either the Company or the Guarantor is not required to file information, documents or reports pursuant to the provisions of either of such Sections, then the Company or the Guarantor, as applicable, will file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to the provisions of Section 13 of the Exchange Act, in respect of a Security listed and registered on a national securities exchange, as may be prescribed in such rules and regulations.

      (b) The Company and the Guarantor shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Company and the Guarantor, as applicable, with the conditions and covenants provided for in this Indenture as may be required by such rules and regulations.

      (c) The Company and the Guarantor shall transmit to the holders of Securities, within 30 days after the filing thereof with the Trustee (unless some other time shall be fixed by the SEC in respect of a Security listed and registered on a national securities exchange), in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as applicable, pursuant to the provisions of subdivisions (a) and (b) of this Section 1002 as may be required by rules and regulations prescribed from time to time by the SEC.

      (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's and the Guarantor's compliance, as applicable, with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officer's Certificates).

Section 1003. Securityholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

      (a) semi-annually, within 15 days after each Record Date, but in any event not less frequently than semi-annually, a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Securities to which such Record Date applies, as of such Record Date, and

      (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Registrar, such lists shall not be required to be furnished.

                                 ARTICLE ELEVEN

                             CONCERNING THE TRUSTEE

Section 1101. Rights of Trustees; Compensation and Indemnity. The Trustee accepts the trusts created by this Indenture upon the terms and conditions hereof, including the following, to all of which the parties hereto and the holders from time to time of the Securities agree:

      (a) The Trustee shall be entitled to such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and such compensation, as well as the reasonable compensation of its counsel, and all other reasonable expenses, disbursements and advances incurred or made by the Trustee hereunder, the Company agrees to pay promptly on demand from time to time as such services shall be rendered and as such expenses shall be incurred. The Company also agrees to indemnify each of the Trustee and any predecessor Trustee hereunder for, and to hold it harmless against, any and all loss, liability, damage, claim, or expense incurred without its own negligence or bad faith, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties, as well as the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. As security for the performance of the obligations of the Company under this subdivision (a) the Trustee shall have a lien therefor on any moneys held by the Trustee hereunder prior to any rights therein of the holders of the Securities. Notwithstanding any provisions of this Indenture to the contrary, the obligations of the Company to compensate and indemnify the Trustee under this Section 1101(a) shall survive the resignation or removal of the Trustee and any satisfaction and discharge under Article Twelve.

      When the Trustee incurs expenses or renders services after an Event of Default specified in clause (e) or (f) of Section 7.01 occurs, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or similar laws.

      (b) The Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by its agents and attorneys and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      (c) The Trustee shall not be responsible in any manner whatsoever for the correctness of the recitals herein or in the Securities (except its certificates of authentication thereon) contained, all of which are made solely by the Company or the Guarantor; and the Trustee shall not be responsible or accountable in any manner whatsoever for or with respect to the validity or execution or sufficiency of this Indenture or of the Securities (except its certificates of authentication thereon), and the Trustee makes no representation with respect thereto. The Trustee shall not be accountable for the use or application by the Company of any Securities, or the proceeds of any Securities, authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

      (d) The Trustee may consult with counsel of its selection, and, to the extent permitted by Section 1102, any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel.

      (e) The Trustee, to the extent permitted by Section 1102, may rely upon the certificate of the Secretary or one of the Assistant Secretaries of the Company or the Guarantor, as applicable, as to the adoption of any resolution by the Board of Directors or stockholders of the Company or the Guarantor, and any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by, and whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, offering or omitting any action hereunder, the Trustee may rely upon, an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed).

      (f) The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with each of the Company and the Guarantor with the same rights it would have had if it were not the Trustee or such agent.

      (g) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      (h) Any action taken by the Trustee pursuant to any provision hereof at the request or with the consent of any Person who at the time is the holder of any Security shall be conclusive and binding in respect of such Security upon all future holders thereof or of any Security or Securities which may be issued for or in lieu thereof in whole or in part, whether or not such Security shall have noted thereon the fact that such request or consent had been made or given.

      (i) Subject to the provisions of Section 1102, the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

      (j) Subject to the provisions of Section 1102, the Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the holders of the Securities, pursuant to any provision of this Indenture, unless one or more of the holders of the Securities shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it therein or thereby.

      (k) Subject to the provisions of Section 1102, the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within its discretion or within the rights or powers conferred upon it by this Indenture.

      (l) Subject to the provisions of the first paragraph of Section 1102, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture or other paper or document.

      (m) Subject to the provisions of Section 1102, the Trustee shall not be deemed to have knowledge or notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless the holders of not less than 25% of the Outstanding Securities notify the Trustee thereof.

      (n) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

      (o) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

      (p) The Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.

Section 1102. Duties of Trustee.

      (a) If one or more of the Events of Default specified in Section 701 with respect to the Securities of any series shall have happened, then, during the continuance thereof, the

Trustee shall, with respect to such Securities, exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b) None of the provisions of this Indenture shall be construed as relieving the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that, anything in this Indenture contained to the contrary notwithstanding,

            (i) unless and until an Event of Default specified in Section 701 with respect to the Securities of any series shall have happened which at the time is continuing,

                  (A) the Trustee undertakes to perform such duties and only such duties with respect to the Securities of that series as are specifically set out in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee, whose duties and obligations shall be determined solely by the express provisions of this Indenture; and

                  (B) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates and opinions furnished to it pursuant to the express provisions of this Indenture; but in the case of any such certificates or opinions which, by the provisions of this Indenture, are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

            (ii) the Trustee shall not be liable to any holder of Securities or to any other Person for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable to any holder of Securities or to any other Person with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of Securityholders given as provided in Section 706, relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it by this Indenture.

      (c) None of the provisions of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

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      (d) Whether or not therein expressly so provided, every provision of this
Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 1102.

Section 1103. Notice of Defaults. Within 90 days after the occurrence thereof, the Trustee shall give to the holders of the Securities and Coupons of a series notice of each Default with respect to the Securities or Coupons, if any, of such series known to the Trustee, by transmitting such notice to holders at their addresses as the same shall then appear on the Register of the Company, unless such Default shall have been cured before the giving of such notice (the term "Default" being hereby defined to be the events specified in Section 701, which are, or after notice or lapse of time or both would become, Events of Default as defined in said Section); but, unless such Default be the failure to pay the principal of, premium, if any, or interest on any of the Securities or Coupons, if any, of such series when and as the same shall become payable, or to make any sinking fund payment as to Securities of the same series, the Trustee shall be protected in withholding such notice, if and so long as the Board of Directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of the Securities of such series.

Section 1104. Eligibility; Disqualification.

      (a) The Trustee shall at all times satisfy the requirements of TIA Section 310(a). The Trustee shall have a combined capital and surplus of at least $50 million as set forth in its more recent published annual report of condition, and shall have its Corporate Trust Office or an agency in New York, New York; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 1104 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      (b) The Trustee shall comply with TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(i) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company or the Guarantor are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(i) are met. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. If Section 310(b) of the Trust Indenture Act is amended any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series

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

or to change any of the definitions in connection therewith, this Section 1104 shall be automatically amended to incorporate such changes.

Section 1105. Registration and Notice; Removal. The Trustee, or any successor to it hereafter appointed, may at any time resign and be discharged of the trusts hereby created with respect to any one or more or all series of Securities by giving to the Company and to the Guarantor notice in writing and by mailing notice thereof to the holders of Securities of such series at their addresses as the same shall then appear in the Register of the Company. Such resignation shall take effect upon the appointment of a successor Trustee and the acceptance of such appointment by such successor Trustee. Any Trustee hereunder may be removed with respect to any series of Securities at any time by the filing with such Trustee and the delivery to the Company and to the Guarantor of an instrument or instruments in writing signed by the holders of a majority in principal amount of the Securities of such series then Outstanding, specifying such removal and the date when it shall become effective.

      Upon its resignation or removal, any Trustee shall be entitled to the payment of reasonable compensation for the services rendered hereunder by such Trustee and to the payment of all reasonable expenses incurred hereunder and all moneys then due to it hereunder. The Trustee's rights to indemnification provided in Section 1101(a) shall survive its resignation or removal.

Section 1106. Successor Trustee by Appointment.

      (a) In case at any time the Trustee shall resign, or shall be removed (unless the Trustee shall be removed as provided in Section 1104(b), in which event the vacancy shall be filled as provided in said subdivision), or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation with respect to the Securities of one or more series, a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any series) may be appointed by the holders of a majority in principal amount of the Securities of that or those series then Outstanding, by an instrument or instruments in writing signed in duplicate by such holders and filed, one original thereof with the Company and the other with the successor Trustee; but, until a successor Trustee shall have been so appointed by the holders of Securities of that or those series as herein authorized, the Company by a resolution of its Board of Directors, or, in case all or substantially all the assets of the Company shall be in the possession of one or more custodians or receivers lawfully appointed, or of trustees in bankruptcy or reorganization proceedings (including a trustee or trustees appointed under the provisions of the federal bankruptcy laws, as now or hereafter constituted), or of assignees for the benefit of creditors, such receivers, custodians, trustees or assignees, as the case may be, by an instrument in writing, shall appoint a successor Trustee with respect to the Securities of such series. Subject to the provisions of Sections 1104 and 1105, upon the appointment as aforesaid of a successor Trustee with respect to the Securities of any series, the Trustee with respect to the Securities of such series shall cease to be Trustee hereunder. After any such appointment other than by the holders of Securities of that or those series, the Person

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

making such appointment shall forthwith cause notice thereof to be mailed to the holders of Securities of such series at their addresses as the same shall then appear on the Register of the Company but any successor Trustee with respect to the Securities of such series so appointed shall, immediately and without further act, be superseded by a successor Trustee appointed by the holders of Securities of such series in the manner above prescribed, if such appointment be made prior to the expiration of one year from the date of the mailing of such notice by the Company, or by such receivers, trustees or assignees.

      (b) If any Trustee with respect to the Securities of one or more series shall resign because of conflicting interest as provided in Section 1104(b) and a successor Trustee shall not have been appointed by the Company or by the holders of the Securities of such series or, if any successor Trustee so appointed shall not have accepted its appointment within 30 days after such appointment shall have been made, the resigning Trustee at the expense of the Company may apply to any court of competent jurisdiction for the appointment of a successor Trustee. If in any other case a successor Trustee shall not be appointed pursuant to the foregoing provisions of this Section 1106 within three months after such appointment might have been made hereunder, the holder of any Security of the applicable series or any retiring Trustee at the expense of the Company may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, in any such case, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

      (c) Any successor Trustee appointed hereunder with respect to the Securities of one or more series shall execute, acknowledge and deliver to its predecessor Trustee and to the Company, or to the receivers, trustees, assignees or court appointing it, as the case may be, an instrument accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations with respect to such series of such predecessor Trustee with like effect as if originally named as Trustee hereunder, and such predecessor Trustee, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to pay over, and such successor Trustee shall be entitled to receive, all moneys and properties held by such predecessor Trustee as Trustee hereunder. Nevertheless, on the written request of the Company or of the successor Trustee or of the holders of at least 10% in principal amount of the Securities of such series then Outstanding, such predecessor Trustee, upon payment of its said charges and disbursements, shall execute and deliver an instrument transferring to such successor Trustee upon the trusts herein expressed all the rights, powers and trusts of such predecessor Trustee and shall assign, transfer and deliver to the successor Trustee all moneys and properties held by such predecessor Trustee; and, upon request of any such successor Trustee, the Company and the Guarantor shall make, execute, acknowledge and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Trustee all such authority, rights, powers, trusts, immunities, duties and obligations.

Section 1107. Successor Trustee by Merger. Any corporation into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any corporation with which it or any successor to it shall be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee or any such successor to it shall be a party, or any corporation to which the Trustee or any successor to it

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

shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation shall be otherwise qualified and eligible under this Article. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture with respect to one or more series of Securities, any of such Securities shall have been authenticated but not delivered by the Trustee then in office, any successor to such Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 1108. Right to Rely on Officer's Certificate. Subject to Section 1102, and subject to the provisions of Section 1702 with respect to the certificates required thereby, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate with respect thereto delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 1109. Appointment of Authenticating Agent. The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent.

Section 1110. Communications by Holders with Other Holders. Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act with respect to such communications.

                                 ARTICLE TWELVE

                     SATISFACTION AND DISCHARGE; DEFEASANCE

Section 1201. Applicability of Article. If, pursuant to Section 301, provision is made for the defeasance of Securities of a series and if the Securities of such series are Registered Securities and denominated and payable only in U.S. Dollars (except as provided pursuant to Section 301), then the provisions of this Article shall be applicable except as otherwise specified pursuant to

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

Section 301 for Securities of such series. Defeasance provisions, if any, for Securities denominated in a Foreign Currency or for Bearer Securities may be specified pursuant to Section 301.

Section 1202. Satisfaction and Discharge of Indenture. This Indenture, with respect to the Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Securities herein expressly provided for and rights to receive payments of principal of and premium, if any, and interest on such Securities and any right to receive additional interest as provided in Section 602) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when,

      (a) either:

            (i) all Securities and the Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Coupons appertaining to Bearer Securities of such series surrendered in exchange for Registered Securities of such series and maturing after such exchange, surrender of which is not required or has been waived as provided in
      Section 306, (ii) Securities and Coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 307, (iii) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 406 and
      (iv) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 604) have been delivered to the Trustee for cancellation; or

            (ii) all Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancellation,

                  (A) have become due and payable, or

                  (B) will become due and payable at their Stated Maturity
            within one year, or

                  (C) are to be called for redemption within one year under
            arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

      and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Paying Agent as trust funds in trust for the purpose an amount in the Currency in which such Securities are denominated (except as otherwise provided pursuant to Section 301) sufficient to pay and discharge the entire indebtedness on such Securities for principal and premium, if any, and interest to the date of such deposit (in the case of Securities and Coupons that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under federal bankruptcy laws, as now or hereafter constituted,

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

      or any other applicable federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the moneys then on deposit with the Trustee to the Company, the obligations of the Company under this Indenture with respect to such Securities shall not be deemed terminated or discharged;

      (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 1101 are, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 1207 and the last paragraph of Section 604(e) shall survive.

Section 1203. Defeasance upon Deposit of Moneys or U.S Government Obligations. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Securities of any series on the first day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 605 with respect to Securities of any series (and, if so specified pursuant to Section 301, any other restrictive covenant added for the benefit of such series pursuant to Section 301) at any time after the applicable conditions set forth below have been satisfied:

      (a) The Company shall have deposited or caused to be deposited irrevocably with the Paying Agent as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount or (iii) a combination of
(i) and (ii), sufficient to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Securities of such series on the dates such installments of interest or principal and premium are due;

      (b) If the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Securities to be delisted;

      (c) No Event of Default or event (including such deposit) that, with notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit; and

      (d) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for U.S.

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federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such action had not been exercised and, in the case of the Securities of such series being Discharged accompanied by a ruling to that effect received from or published by the Internal Revenue Service.

            "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of holders of Securities of such series to receive, from the trust fund described in clause (a) above, payment of the principal of and premium, if any, and interest on such Securities when such payments are due,
(B) the Company's obligations with respect to Securities of such series under Sections 304, 306, 307, 603, 1206 and 1207 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely of payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii) are not callable or redeemable at the action of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

Section 1204. Repayment to Company. The Trustee and any Paying Agent shall promptly pay to the Company (or to its designee) upon Company Request any excess moneys or U.S. Government Obligations held by them at any time, including any such moneys or obligations held by the Trustee under any escrow trust agreement entered into pursuant to Section 1206. The provisions of the last paragraph of
Section 604 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1203.

Section 1205. Indemnity for U.S. Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited U.S. Government Obligations or the principal or interest received on such U.S. Government Obligations.

Section 1206. Deposits to Be Held in Escrow. Any deposits with the Paying Agent referred to in Section 1203 above shall be irrevocable (except to the extent provided in Sections 1204 and 1207) and shall be made under the terms of an escrow trust agreement in form and substance

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

satisfactory to the Trustee. If any Outstanding Securities of a series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. The agreement shall provide that, upon satisfaction of any mandatory sinking fund payment requirements, whether by deposit of moneys, application of proceeds of deposited U.S. Government Obligations or, if permitted, by delivery of Securities, the Trustee shall pay or deliver over to the Company as excess moneys pursuant to Section 1204 all funds or obligations then held under the agreement and allocable to the sinking fund payment requirements so satisfied.

      If Securities of a series with respect to which such deposits are made may be subject to later redemption at the option of the Company or pursuant to optional sinking fund payments, the applicable escrow trust agreement may, at the option of the Company, provide therefor. In the case of an optional redemption in whole or in part, such agreement shall require the Company to deposit with the Trustee on or before the date notice of redemption is given funds sufficient to pay the Redemption Price of the Securities to be redeemed together with all unpaid interest thereon to the Redemption Date. Upon such deposit of funds, the Trustee shall pay or deliver over to the Company as excess funds pursuant to Section 1204 all funds or obligations then held under such agreement and allocable to the Securities to be redeemed. In the case of exercise of optional sinking fund payment rights by the Company, such agreement shall, at the option of the Company, provide that upon deposit by the Company with the Trustee of funds pursuant to such exercise the Trustee shall pay or deliver over to the Company as excess funds pursuant to Section 1204 all funds or obligations then held under such agreement for such series and allocable to the Securities to be redeemed.

Section 1207. Application of Trust Money.

      (a) Neither the Trustee nor any other paying agent shall be required to pay interest on any moneys deposited pursuant to the provisions of this Indenture, except such as it shall agree with the Company to pay thereon. Any moneys so deposited for the payment of the principal of, or premium, if any, or interest on the Securities of any series and remaining unclaimed for two years after the date of the maturity of the Securities of such series or the date fixed for the redemption of all the Securities of such series at the time outstanding, as the case may be, shall be repaid by the Trustee or such other paying agent to the Company upon its written request and thereafter, anything in this Indenture to the contrary notwithstanding, any rights of the holders of Securities of such series in respect of which such moneys shall have been deposited shall be enforceable only against the Company, and all liability of the Trustee or such other paying agent with respect to such moneys shall thereafter cease.

      (b) Subject to the provisions of the foregoing paragraph, any moneys which at any time shall be deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, premium, if any, and interest on any of the Securities shall be and are hereby assigned, transferred and set over to the Trustee or such other paying agent in trust for the respective holders of the Securities for the purpose for which such moneys shall have been deposited; but such moneys need not be segregated from other funds except to the extent required by law.

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

Section 1208. Deposits of Non-U.S. Currencies. Notwithstanding the foregoing provisions of this Article, if the Securities of any series are payable in a Currency other than U.S. Dollars, the Currency or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article shall be as set forth in the Officers' Certificate or established in the supplemental indenture under which the Securities of such series are issued.

Section 1209. Subordination Provisions Inapplicable. Notwithstanding anything contained herein to the contrary, any money that shall have been deposited by the Company or the Guarantor with the Trustee pursuant to this Article shall not be subject to the provisions of Article Sixteen of this Indenture respecting subordination of the Securities; provided, however, that said provisions respecting subordination shall continue to apply to such money, if any, that has been returned to the Company, the Guarantor or their respective legal representative pursuant to an order or judgment of a court or governmental authority but only to the extent that all obligations of the Company or the Guarantor under this Indenture, the Securities and any Coupons shall be in full force and effect.

                                ARTICLE THIRTEEN

                           IMMUNITY OF CERTAIN PERSONS

Section 1301. No Personal Liability. No recourse shall be had for the payment of the principal of, or the premium, if any, or interest on, any Security or Coupon or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, the Guarantor or of any successor corporation, either directly or through the Company, the Guarantor or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture, the Securities and the Guarantee endorsed thereon are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer or director, as such, past, present or future, of the Company, the Guarantor or of any successor corporation, either directly or through the Company, the Guarantor or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities or Coupons or the Guarantee endorsed thereon, or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Securities and the Guarantee endorsed thereon and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities expressly waived and released.

                                ARTICLE FOURTEEN

                             SUPPLEMENTAL INDENTURES

Section 1401. Without Consent of Holders. The Company (when authorized by resolution of its Board of Directors), the Guarantor and the Trustee, at any time and from time to time, may

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

enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of or all the following purposes:

      (a) to add to the covenants and agreements of the Company or the Guarantor, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, and to add Events of Default, in each case for the protection or benefit of the holders of all or any series of the Securities (and if such covenants, agreements and Events of Default are to be for the benefit of fewer than all series of Securities, stating that such covenants, agreements and Events of Default are expressly being included for the benefit of such series as shall be identified therein), or to surrender any right or power herein conferred upon the Company or the Guarantor;

      (b) to delete or modify any Events of Default with respect to all or any series of the Securities, the form and terms of which are being established pursuant to such supplemental indenture as permitted in Section 301 (and, if any such Event of Default is applicable to fewer than all such series of the Securities, specifying the series to which such Event of Default is applicable), and to specify the rights and remedies of the Trustee and the holders of such Securities in connection therewith;

      (c) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or premium, if any, on Registered Securities or of principal of or premium, if any, or any interest on Bearer Securities or to permit Registered Securities to be exchanged for Bearer Securities; provided that any such action shall not adversely affect the interests of the holders of Securities or any Coupons of any series in any material respect, or to permit or facilitate the issuer of Securities of any series in uncertificated form;

      (d) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Outstanding Security or Coupon of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply;

      (e) to evidence the succession of another corporation to the Company or the Guarantor, or successive successions, and the assumption by a successor, transferee or lessee corporation of the covenants and obligations of the Company or the Guarantor, as applicable, contained in the Securities of one or more series and in this Indenture or any supplemental indenture;

      (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 1106(c);

      (g) to secure the Securities pursuant to the requirements of Section 1504;

      (h) to evidence any changes to Section 1105 permitted by the terms thereof;

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      (i) to cure any ambiguity or to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provision in regard to matters or questions arising under this Indenture which the Board of Directors of the Company and the Guarantor may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Outstanding Securities or Coupons, if any;

      (j) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets which the Guarantor may be required to convey, transfer, assign, mortgage or pledge in accordance with the provisions of Section 1504;

      (k) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interests of the holders of the Securities of any series or any appurtenant Coupons in any material respects;

      (l) to prohibit the authentication and delivery of additional series of Securities; or

      (m) to establish the form and terms of the Securities of Coupons, if any, of any series as permitted in Section 301, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed.

      Subject to the provisions of Section 1403, the Trustee is authorized to join with the Company and the Guarantor in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

      Any supplemental indenture authorized by the provisions of this Section 1401 may be executed by the Company, the Guarantor and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 1402.

Section 1402. With Consent of Holders; Limitations.

      (a) With the consent (evidenced as provided in Article Eight) of the holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture voting separately, the Company (when authorized by a resolution of the Board of Directors), the Guarantor and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities of such series to be affected; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Security of each such series affected thereby,

            (i) extend the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest thereon or

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

      any premium payable upon redemption thereof, or extend the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon, or change the Currency in which the principal of and premium, if any, or interest on such Security is denominated or payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 702, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or change any obligation of the Company to pay additional interest pursuant to Section 602 (except as contemplated by Section 605(b) and permitted by Section 1401(e)), or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 603, or limit the obligation of the Company to redeem an Affected Security as provided in Section 402(b); or

            (ii) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose holders is required for any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture; or

            (iii) modify any of the provisions of this Section, Section 706 or
      Section 608, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 608, or the deletion of this proviso, in accordance with the requirements of Sections 1106 and 1401(f); or

            (iv) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

      (b) A supplemental indenture that changes or eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities and Coupons, if any, or which modifies the rights of the holders of Securities and Coupons, if any, of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities and Coupons, if any, of any other series.

      (c) It shall not be necessary for the consent of the Securityholders under this Section 402 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      (d) The Company may set a record date for purposes of determining the identity of the holders of each series of Securities entitled to give a written consent or waive compliance by the Company or the Guarantor as authorized or permitted by this Section. Such record date shall not be more than 30 days prior to the first solicitation of such consent or waiver or the date of the

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

most recent list of holders furnished to the Trustee prior to such solicitation pursuant to Section 312 of the Trust Indenture Act.

      (e) Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 402, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Securities at their addresses as the same shall then appear in the Register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 1403. Trustee Protected. Upon the request of the Company or the Guarantor, accompanied by the Officers' Certificate and Opinion of Counsel required by Section 1702 and by:

      (a) a supplemental indenture duly executed on behalf of the Company and the Guarantor;

      (b) a copy of a resolution of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company and a copy of an Officer's Certificate of the Company, authorizing the execution of said supplemental indenture;

      (c) a copy of a resolution of the Board of Directors of the Guarantor, certified by the Secretary or an Assistant Secretary of the Guarantor and a copy of an Officer's Certificate of the Guarantor, authorizing the execution of said supplemental indenture;

      (d) an Opinion of Counsel, stating that said supplemental indenture complies with, and that the execution thereof is authorized or permitted by, the provisions of this Indenture; and

      (e) if said supplemental indenture shall be executed pursuant to Section 402, evidence (as provided in Article Eight) of the consent thereto of the Securityholders required to consent thereto as in Section 402 provided, the Trustee shall join with the Company and the Guarantor in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into said supplemental indenture.

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Section 1404. Effect of Execution of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Fourteen, this Indenture shall be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, the Guarantor and the holders of all of the Securities or of the Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 1405. Notation on or Exchange of Securities. Securities and Coupons, if any, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities and Coupons, if any, so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Securities and Coupons, if any, then Outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the holders of the Securities.

Section 1406. Conformity with TIA. Every supplemental indenture executed pursuant to the provisions of this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 1407. Subordination Unimpaired.

      No supplemental indenture entered into under this Article shall modify, directly or indirectly, the provisions of Article Sixteen or the definition of Senior Indebtedness in any manner that might alter or impair the subordination of the Securities and any Coupons with respect to Senior Indebtedness then outstanding unless each holder of such Senior Indebtedness has consented thereto in writing.

                                 ARTICLE FIFTEEN

                                    GUARANTEE

Section 1501. Unconditional Guarantee.

      (a) The Guarantor does hereby fully and unconditionally guarantee (the "Guarantee") to the holders all payments on the Securities when due, in accordance with the provisions of this Indenture, as provided below.

      (b) The Guarantor hereby waives notice of acceptance of the Guarantee and of Default of performance by the Company, and hereby agrees that payment under the Guarantee shall be subject to no condition other than the giving of a written request for payment, stating the fact of Default of performance, in the manner provided in Section 1708. This Guarantee is a guarantee of payment and not of collection.

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

      (c) The obligations of the Guarantor under the Guarantee shall in no way be impaired by: (1) any extension, amendment, modification or renewal of the Securities; (2) any waiver of any Event of Default, extension of time or failure to enforce any of the Securities; or (3) any extension, moratorium or other relief granted to the Company pursuant to any applicable law or statute.

      (d) The Guarantor shall be obligated to make payment under the Guarantee, for the benefit of the holders, at the same address as the Company is obligated to make payment.

      (e) Subject to clause (f) below, the Guarantor hereby agrees that:

            (i) the Securities will be paid strictly in accordance with the terms of this Indenture, regardless of the value, genuineness, validity, regularity or enforceability of the Securities, and of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the trustee with respect thereto; and

            (ii) the liability of the Guarantor to the extent herein set forth shall be absolute and unconditional, not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Guarantor) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Guarantor or otherwise, whether based upon any obligations or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise and whether resulting from Default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

                  (A) any lack of validity or enforceability of any agreement or instrument relating to the Securities;

                  (B) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Securities, or any other amendment or waiver of or consent to any departure from any other agreement relating to any Securities; any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Securities, or any other amendment or waiver of or consent to any departure from any other agreement relating to any Securities;

                  (C) any increase in, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the indebtedness;

                  (D) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Securities;

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

                  (E) the absence of any action on the part of the Trustee to obtain payment of the Securities from the Company;

                  (F) any insolvency, bankruptcy, reorganization or dissolution, or any similar proceeding of the Company, including, without limitation, rejection of the Securities in such bankruptcy; or

                  (G) the absence of notice or any delay in any action to
            enforce any Securities or to exercise any right or remedy against the Guarantor or the Company, whether hereunder, under any Securities or any agreement or any indulgence, compromise or extension granted.

      (f) Notwithstanding anything to the contrary in this Guarantee, the Guarantor does not waive any defense that would be available to the Company based on a breach, default or misrepresentation by the Trustee, or failure of any condition to the Company's obligations under this Indenture or the illegality of any provision of this Indenture.

      (g) The Guarantor further agrees that, to the extent that the Company or the Guarantor makes a payment or payments to the Trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Company or the Guarantor or their respective estate, trustee, receiver or any other party under any federal bankruptcy laws, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Guarantee and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

Section 1502. Execution and Delivery of Guarantee.

      (a) If an officer whose signature is on this Indenture or the Guarantee no longer holds that office at the time the Trustee authenticates the Security on which the Guarantee is endorsed or at any time thereafter, the Guarantee shall be valid nevertheless.

      (b) The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Guarantor.

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

Section 1503. Waiver of Subrogation. The Guarantor shall be subrogated to all rights of the holders of Securities and the Trustee against the Company in respect of any amounts paid to such holders by the Guarantor pursuant to the provisions of the Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the principal of, interest on and additional interest, if any, payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

Section 1504. Limitation on Liens.

      (a) The Guarantor will not, and will not permit any Subsidiary to, incur, issue, assume or guarantee any Indebtedness if such Indebtedness is secured by a pledge of, lien on, or security interest in any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without effectively providing that the Securities (together with, if the Guarantor shall so determine, any other indebtedness or obligations of the Guarantor or any Subsidiary ranking equally with such Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then Outstanding Indebtedness of the Guarantor or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or guarantee (as the case may be) of such Indebtedness, but the foregoing shall not apply to Indebtedness secured by a pledge of, lien on or security interest in any shares of Voting Stock of any corporation at the time it becomes a Significant Subsidiary, including extensions, renewals and replacements of such Indebtedness without increase in the amount thereof.

      (b) For the purposes of subsection (a) of this Section 1504, the term "Voting Stock" shall mean capital stock the holders of which have general voting power under ordinary circumstances to elect a majority of the board of directors of a corporation, provided that, for the purposes hereof, capital stock which carries only the right to vote conditioned on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

      (c) For the purposes of subsection (a) of this Section 1504, the term "Significant Subsidiary" shall mean a Subsidiary, including its Subsidiaries, which meets any of the following conditions:

            (i) The Guarantor's and its Subsidiaries' investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Guarantor and its Subsidiaries consolidated as of the end of the most recently completed fiscal year;

            (ii) The Guarantor's and its Subsidiaries' proportionate share of the total assets (after inter-company eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Guarantor and its Subsidiaries consolidated as of the end of the most recently completed fiscal year; or

            (iii) The Guarantor's and its Subsidiaries' equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of

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

      the Guarantor and its Subsidiaries consolidated for the most recently completed fiscal year.

      (d) For the purposes of making the prescribed income test in clause (iii) of subsection (c) of this Section 1504, the following shall be applicable:

            (i) When a loss has been incurred by either the Guarantor and its Subsidiaries consolidated or the tested Subsidiary, but not both, the equity in the income or loss of the tested Subsidiary shall be excluded from the income of the Guarantor and its Subsidiaries consolidated for purposes of the computation; and

            (ii) If income of the Guarantor and its Subsidiaries consolidated for the most recent fiscal year is at least 10 percent lower than the average of the income for the last five fiscal years, such average income shall be substituted for purposes of the computation. Any loss years shall be omitted for purposes of computing average income.

Section 1505. Merger, Consolidation and Sale of Assets.

      (a) The Guarantor will not consolidate with any other entity or accept a merger of any other entity into the Guarantor or permit the Guarantor to be merged into any other entity, or sell other than for cash or lease all or substantially all its assets to another entity, or purchase all or substantially all the assets of another entity, unless (i) either the Guarantor shall be the continuing entity, or the successor, transferee or lessee entity (if other than the Guarantor) shall expressly assume, by indenture supplemental hereto satisfactory to the Trustee, executed and delivered by such entity prior to or simultaneously with such consolidation, merger, sale or lease, the full, irrevocable and unconditional guarantee of the payment of principal of and interest and premium, if any, on all the Securities (and Coupons, if any) when due, and the performance and observance of all other obligations of the Company to the holders and the Trustee under this Indenture or under the Securities (and Coupons, if any), all in accordance with the terms hereof and thereof; and (ii) immediately after such consolidation, merger, sale, lease or purchase the Guarantor or the successor, transferee or lessee entity (if other than the Guarantor) would not be in Default in the performance of any covenant or condition of this Indenture. A purchase by a Subsidiary of all or substantially all of the assets of another entity shall not be deemed to be a purchase of such assets by the Guarantor.

      (b) Upon any consolidation with or merger into any other entity, or any sale, conveyance or lease of all or substantially all of the assets of the Guarantor in accordance with this Section 1505, the successor entity formed by such consolidation or into or with which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor entity had been named as the Guarantor herein, and thereafter, except in the case of a lease, the predecessor Guarantor shall be relieved of all obligations and covenants under the Guarantee.

Section 1506. Assumption by Guarantor.

      (a) The Guarantor may, without the consent of the holders, assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the

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

Securities of such series if, after giving effect to such assumption, no Event of Default or event which with the giving of notice or lapse of time, or both, would become an Event of Default, shall have occurred and shall be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

      (b) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Securities and under the Securities of such series, if, upon a Default by the Company in the due and punctual payment of the principal, sinking fund payment, if any, premium, if any, or interest on such Securities, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations under Section 1501 with respect to such series of Securities. Such assumption shall result in the Securities of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the holders of the Securities of any series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

Section 1507. Article Fifteen Applicable to Paying Agent. At any time that a Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fifteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fifteen in addition to or in place of the Trustee.

Section 1508. No Suspension of Remedies. Nothing contained in this Article Fifteen shall limit the right of the Trustee or the holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Seven or to pursue any rights or remedies hereunder or under applicable law.

                                 ARTICLE SIXTEEN

                                  SUBORDINATION

Section 1601. Securities and Coupons Subordinated to Senior Indebtedness.

      (a) The Company and the Guarantor covenant and agree, and each holder of a Security or Coupon, by his or her acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and any Coupons and the payment of the principal of and premium, if any, and interest on each and all of the Securities and the payment of any Coupons is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

      (b) In the event (x) of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, in respect of the Company or the Guarantor or a substantial part of their respective property, or of any proceedings for liquidation,

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

dissolution or other winding up of the Company or the Guarantor, whether or not involving insolvency or bankruptcy, or (y) subject to the provisions of Section 1602, that (i) a Default shall have occurred with respect to the payment of principal of or premium, if any, or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred an Event of Default (other than a Default in the payment of principal, premium, if any, or interest, or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such Event of Default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (y), such Default or Event of Default shall not have been cured or waived or shall not have ceased to exist, or (z) that the principal of and accrued interest on the Securities shall have been declared due and payable pursuant to Section 702 and such declaration shall not have been rescinded and annulled as provided in
Section 702, then:

            (i) the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the holders of any of the Securities or Coupons are entitled to receive a payment on account of the principal of or premium, if any, or interest on the indebtedness evidenced by the Securities or of the Coupons;

            (ii) any payment by, or distribution of assets of, the Company or the Guarantor of any kind or character, whether in cash, property or securities (other than securities of the Company or the Guarantor as reorganized or readjusted or securities of the Company, the Guarantor or any other entity provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities and Coupons, to the payment of all Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment), to which the holders of any of the Securities or Coupons or the Trustee would be entitled except for the provisions of this Article shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any Indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or of the Coupons or to the Trustee under this Indenture; and

            (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company or the Guarantor of any kind or character, whether in cash, property or securities (other than securities of the Company or the Guarantor as reorganized or readjusted or securities of the Company, the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, the payment of

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      which is subordinate, at least to the extent provided in this Article with respect to the Securities and Coupons, to the payment of all Senior Indebtedness, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment), shall be received by the Trustee or the holders of any of the Securities or Coupons before all Senior Indebtedness is paid in full, or provision made for such payment in money or money's worth, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

Section 1602. Disputes with Holders of Certain Senior Indebtedness. Any failure by the Company or the Guarantor to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Company or the Guarantor or assumed or guaranteed, directly or indirectly, by the Company or the Guarantor for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Company or the Guarantor in the instrument or instruments by which the Company or the Guarantor incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a Default or Event of Default under Section 1601(b) for so long as (a) the Company or the Guarantor, as applicable, shall be disputing its obligation to make such payment or perform such obligation and (b) either (A) such dispute shall not have resulted in a judgment against the Company or the Guarantor, as applicable, and shall have remained undischarged or unbonded and have remained in force for more than the applicable appeal period or (B) in the event of such a judgment, the Company or the Guarantor, as applicable, shall in good faith be prosecuting an appeal or other proceeding for review and upon which a stay of execution shall have been obtained pending such appeal or review.

Section 1603. Subrogation. Subject to the payment in full of all Senior Indebtedness, the holders of the Securities and any Coupons shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company or the Guarantor applicable to the Senior Indebtedness until all amounts owing on the Securities and any Coupons shall be paid in full, and as between the Company, the Guarantor, their respective creditors other than holders of such Senior Indebtedness and the holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the holders shall be deemed to be a payment by the Company or the Guarantor on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

Section 1604. Obligation of Company and the Guarantor Unconditional.

      (a) Nothing contained in this Article or elsewhere in this Indenture or in the Securities or any Coupons is intended to or shall impair, as between the Company, the Guarantor, their respective creditors other than the holders of Senior Indebtedness and the

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holders, the obligation of the Company or the Guarantor, as applicable, which is absolute and unconditional, to pay to the holders the principal of and premium, if any, and interest on the Securities and the amounts owed pursuant to any Coupons as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the creditors of the Company or the Guarantor other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company or the Guarantor received upon the exercise of any such remedy.

      (b) Upon payment or distribution of assets of the Company or the Guarantor referred to in this Article, the Trustee and the holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company or the Guarantor is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company or the Guarantor, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

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Section 1605. Payments on Securities and Coupons Permitted. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or Coupons shall affect the obligation of the Company to make, or prevent the Company or the Guarantor from making, payment of the principal of or premium, if any, or interest on the Securities and of any Coupons in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

Section 1606. Effectuation of Subordination by Trustee. Each holder of Securities or Coupons, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1607. Knowledge of Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee shall have received written notice thereof mailed or delivered to the Trustee at its Corporate Trust Office from the Company, any holder, any Paying Agent or the holder or representative of any class of Senior Indebtedness; provided that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium, if any, or interest on any Security or of any Coupon) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to or on or after such date. Section 1608. Trustee May Hold Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness.

Section 1609. Rights of Holders of Senior Indebtedness Not Impaired.

      (a) No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or the Guarantor or by any noncompliance by the Company or the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      (b) With respect to the holders of Senior Indebtedness, (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, (ii) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, (iii) no implied covenants or obligations shall be read into this Indenture against the Trustee and (iv) the Trustee shall not be deemed to be a fiduciary as to such holders.

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Section 1610. Article Applicable to Paying Agents. In case at any time any
Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee, provided, however, that Sections 1607 and 1608 shall not apply to the Company or the Guarantor if either acts as its own Paying Agent.

Section 1611. Trustee; Compensation Not Prejudiced. Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to Section 1101.

                                ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

Section 1701. Consolidation, Merger, Sale or Lease.

      (a) Subject to the provisions of Sections 605 and 1505, nothing contained in this Indenture or in the Securities shall be deemed to prevent the consolidation or merger of the Company or the Guarantor with or into any entity, or the merger into the Company or the Guarantor of any entity, or the sale or lease by the Company or the Guarantor of their respective property and assets as, or substantially as, an entirety, or otherwise.

      (b) Upon any consolidation or merger, or any sale other than for cash or lease of all or substantially all of the assets of the Company or the Guarantor in accordance with the provisions of Sections 605 and 1505, as applicable, the entity formed by such consolidation or into which the Company or the Guarantor shall have been merged or to which such sale or lease shall have been made shall succeed to and be substituted for the Company or the Guarantor, as applicable, with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such entity may exercise each and every right and power of the Company or the Guarantor, as applicable, under this Indenture, in the name of the Company or the Guarantor, or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Company or the Guarantor may be done with like force and effect by the like board or officer of any entity that shall at the time be the successor of the Company or the Guarantor hereunder. In the event of any such sale or conveyance, but not any such lease, the Company or the Guarantor (or any successor entity which shall theretofore have become such in the manner described in Sections 605 and 1505, as applicable) shall be discharged from all obligations and covenants under this Indenture and the Securities and may thereupon be dissolved and liquidated.

Section 1702. Certificates and Opinions as to Conditions Precedent.

      (a) Upon any request or application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company or the Guarantor shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied

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with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 6.06 of this Indenture) shall include (i) a statement that the Person making giving such certificate or opinion has read such covenant or condition;
(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the view or opinion of such Person, he or she has made such examination or investigation as is necessary to enable such Person to express an informed view or opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the view or opinion of such Person, such condition or covenant has been complied with.

      (c) Any certificate, statement or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or certificate, statement or opinion is based are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate, statement or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate, statement or opinion or representations with respect to such matters are erroneous.

      (d) Any certificate, statement or opinion of an officer of the Company, the Guarantor or of counsel to the Company or the Guarantor may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based are erroneous. Any certificate or opinion of any firm of independent registered public accountants filed with the Trustee shall contain a statement that such firm is independent.

      (e) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

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

Section 1703. Trust Indenture Act Controls. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in this Indenture which is required to be included in this Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

Section 1704. What Constitutes Action by Board of Directors. Whenever action is required by this Indenture by the Board of Directors of the Company or the Guarantor and there is at the time constituted a committee of the Board of Directors duly authorized to take such action, or a committee of officers or other representatives of the Company or the Guarantor so authorized by the Board of Directors, such action by such a committee shall be deemed to be the action of the Board of Directors and shall be sufficient for all purposes of this Indenture where action by the Board of Directors is specified.

Section 1705. Notices to the Company, Guarantor and Trustee. Any notice or demand authorized by this Indenture to be made upon, given or furnished to, or filed with, the Company, the Guarantor or the Trustee shall be sufficiently made, given, furnished or filed for all purposes if it shall be mailed, delivered or telefaxed to:

      (a) the Company, at [ 1 ] to the attention of [      ], fax: [      ] or
at such other address or facsimile number as may have been furnished in writing to the Trustee by the Company.

      (b) the Guarantor, at [Citicorp Treasury Department, 153 East 53rd Street,
6th Floor, New York, New York 10043, Fax: (212) 793-[     ]], with a copy to
Citigroup Corporate Law Department, 425 Park Avenue, 2nd Floor - Zone 3C, New York, New York 10022, Attention: General Counsel - Capital Markets, Fax: (212) 793-7600.

      (c) the Trustee, at the Corporate Trust Office of the Trustee.

Any such notice, demand or other document shall be in the English language.

Section 1706. Notices to Holders; Waiver. Any notice required or permitted to be given to Securityholders shall be sufficiently given (unless otherwise herein expressly provided),

      (a) if to Registered Holders, if given in writing by first class mail, postage prepaid, to such holders at their addresses as the same shall appear on the Register of the Company, and

      (b) if to holders of Bearer Securities, if published on two separate Business Days in an Authorized Newspaper or Newspapers in such Place or Places of Payment specified pursuant to Section 301, the first such publication to be not earlier than the earliest date and not later than two Business Days prior to the latest date prescribed for the giving of such notice;

provided, however, that, in any case, any notice to holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 301, shall be sufficiently given if given in the manner specified pursuant to Section 301.

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

      (c) In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

      (d) In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impractical to give notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

      (e) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to holders is given by mail; neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder shall affect the sufficiency of such notice with respect to other holders, and any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to holders is given by publication, any defect in any notice so published as to any particular holder shall not affect the sufficiency of such notice with respect to other holders, and any notice that is published in the manner herein provided shall be conclusively presumed to have been duly given.

Section 1707. Legal Holiday. Unless otherwise specified pursuant to Section 301, in any case where any Interest Payment Date, Redemption Date or Maturity of any Security of any series shall not be a Business Day at any Place of Payment for the Securities of that series, then payment of principal and premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, Redemption Date or Maturity and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

Section 1708. Effects of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1709. Successors and Assigns. All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 1710. Separability Clause. In case any provision in this Indenture or in the Securities or Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1711. Benefits of Indenture. Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person or corporation other than the parties hereto and their successors and the

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

holders of the Securities and the holders of Senior Indebtedness any benefit or any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Securities.

Section 1712. Counterparts Originals. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 1713. Governing Law. This Indenture, the Securities and the Coupons shall be deemed to be contracts made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the law of said State.

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      IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                           CITIGROUP FUNDING INC.,
                                               as Issuer

                                           By: _________________________________
                                               Name:
                                               Title:

[Corporate Seal]

Attest:

________________________________

                                           CITIGROUP INC.,
                                               as Guarantor

                                           By: _________________________________
                                               Name:
                                               Title:

[Corporate Seal]

Attest:

________________________________

                                           DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                               as Trustee

                                           By: _________________________________
                                               Name:
                                               Title:

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